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                                                                 EXHIBIT 10(A)


                         DISNEY SALARIED RETIREMENT PLAN


                   As Amended and Restated (February 2002)

                            Effective January 1, 1997


                                    ARTICLE 1

                                 PURPOSE OF PLAN


1.01        Type of Benefits

            The purpose of the Disney Salaried Retirement Plan is to provide retirement, health and welfare benefits for retired Participants and disability benefits for disabled Participants.

1.02        Restatement Date and Effective Date


            At the Restatement Date of January 1, 1988, the Plan amended, restated and merged the Predecessor Plans, and benefits payable under the Predecessor Plans are payable under the Plan, provided that persons who retired, died or terminated employment with an Employer prior to January l, 1988, shall receive benefits under the terms and conditions of the Predecessor Plans. The Plan is amended and restated herein effective as of January 1, 1997. The benefit payable to or on behalf of a Participant included under the Plan in accordance with the following provisions shall not be affected by the terms of any amendment to the Plan adopted after such Participant's employment terminates, unless the amendment expressly provides otherwise.


                                    ARTICLE 2

                                   DEFINITIONS
2.01 "Accrued Pension" means, as of any Determination Date, the normal retirement Pension, payable commencing on the Participant's Normal Retirement Date or immediately if the Participant has already attained his Normal Retirement Age, computed under Section 5.02 on the basis of the Participant's Past Service Months, Past Service Average Monthly Compensation, Average Monthly Compensation, Years of Benefit Service, Credited Years of Service and Credited Hours of Service to the Determination Date.


2.02 "Actuarial Equivalent", effective as of January 1, 1999, means the equivalent, payable in an alternate form, of a benefit payable in a normal form under the Plan as described in Section 5.02. Such equivalent shall be calculated as follows:


            (a) For the purpose of determining alternate forms of benefit in accordance with Sections 6.01, 6.02 and 7.01, such equivalent shall be determined using (i) the Pension Benefit Guaranty Corporation's (PBGC's) interest assumptions under Appendix B to 29 C.F.R. Part 2619 for the

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                  December 1  immediately  preceding the  Determination  Date, and (ii) the PBGC's mortality assumptions for healthy participants under Appendix A to 29 C.F.R. Part 2619 using a unisex approach with a blend of 50% of the male mortality rates and 50% of the female mortality rates.

            (b) For the purpose of determining lump sum payments in accordance with Sections 6.01(c), 6.02(b) and 7.01, such equivalent shall be determined using (i) an interest rate equal to the annual rate of interest on 30-year Treasury securities for the month of September of the Plan Year (the "Lookback Month") preceding the Plan Year in which the Determination Date for the benefit occurs (the "Stability Period"), or if the Determination Date occurs in 1999, the annual rate of interest on 30-year Treasury securities for December 1998 if the December 1998 rate would produce a larger distribution, and (ii) the mortality table prescribed by the Internal Revenue Service for purposes of Code Sections 415(b)(2) and 417(e)(3) in Revenue Ruling 95-6 or any successor thereto.

            (c) For the purpose of adjustments to Code Section 415 benefit limitations in accordance with Section 5.06, such equivalent shall be determined using (i) if a Participant's Pension begins before age 62, an interest rate of five percent (5%) per year, else the annual rate of interest on 30-year Treasury securities for the Lookback Month of the Stability Period, and (ii) the mortality table prescribed by the Internal Revenue Service for purposes of Code Sections 415(b)(2) and 417(e)(3) in Revenue Ruling 95-6 or any successor thereto.


            (d) For periods prior to January 1, 1999, the following shall apply as the definition of "Actuarial Equivalent":


                  "Actuarial Equivalent" means the equivalent, payable in an alternate form, of a benefit payable in a normal form under the Plan as described in Section 5.02. Such equivalent shall generally be calculated based on the Pension Benefit Guaranty Corporation's (PBGC's) interest assumptions under Appendix B to 29 C.F.R. Part 2619 for the December 1 immediately preceding the Determination Date (the assumptions shown in the table in effect prior to November 1, 1993, and the assumptions listed in Table I ("Lump Sum Valuations") for periods beginning on and after November 1, 1993) and (a) prior to June 25, 1992, the PBGC's mortality assumptions for healthy participants under Appendix A to 29 C.F.R., Part 2619 assuming that all Participants are female and all Contingent Annuitants and Beneficiaries are male and (b) on and after June 25, 1992, the PBGC's mortality assumptions for healthy participants under Appendix A to 29 C.F.R. Part 2619 using a unisex approach with a blend of 50% of the male mortality rates and 50% of the female mortality rates. The Actuarial Equivalent as of the Determination Date of a Participant's Accrued Pension shall be equal to the greatest of:

                  (i) In the event the Participant has a Year of Benefit Service prior to June 25, 1992, the Actuarial Equivalent as of the Determination Date, calculated using the mortality assumptions described in (a) above and the interest assumptions described above as

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                        of  the   December   1   immediately   preceding   the
                        Determination  Date,  of  the  Participant's   Accrued
                        Pension as of June 24, 1992 (or date of termination, if earlier); or

                  (ii) The Actuarial Equivalent as of the Determination Date calculated using the mortality assumptions described in
                        (b) above and the interest assumptions described above as of the December 1 immediately preceding the Determination Date, of the Participant's Accrued Pension as of the Determination Date (or date of termination, if earlier).

                  Notwithstanding the foregoing, effective January 1, 1987, the phrase "the first day of the Plan Year in which the distribution occurs" shall be substituted for "the December 1 immediately preceding the Determination Date" with respect to the calculation of a lump sum payment.

2.03 "Adjustment Factor" means the cost of living adjustment factors prescribed by the Secretary of the Treasury under Sections 401(a)(17) and 415(d) of the Code applied to such items and in such manner as the Secretary shall provide.

2.04 "Affiliated Employer" means any company not participating in the Plan which is a member of a controlled group of corporations (determined under Section 1563(a) of the Code without regard to Section 1563(a)(4) and (e)(3)(C)) with The Walt Disney Company or any trade or business under common control (as defined in Section 414(c) of the Code) with The Walt Disney Company, or a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes The Walt Disney Company.

2.05 "Annuity Starting Date" means, with respect to a Participant, the applicable of:

            (a) The first day of the first period for which an amount is payable as an annuity under the Plan, or

            (b) Where the benefit is not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to his benefit under the Plan.

2.06 "Associated Plans" means the Walt Disney Productions and Associated Companies' Retirement Plan, the Disneyland and Associated Companies' Retirement Plan, and the Walt Disney World Co. and Associated Companies' Retirement Plan. Prior to January 1, 1991, "Associated Plans" also includes the MAPO Retirement Plan as it existed prior to its January 1, 1991 merger with the Walt Disney Productions and Associated Companies' Retirement Plan.

2.07 "Average Monthly Compensation" means one-sixtieth of the sum of a Participant's Compensation over sixty consecutive calendar months within the one-hundred-twenty-month period preceding the month in which occurs the earliest of:

            (i)   he ceases being a Covered Employee; or

            (ii) for a Participant whose benefits are determined because of Breaks in Service before Normal Retirement Date, the month in which his Break in Service begins.

            The sixty consecutive full calendar months selected must be those

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            that produce the highest average. If a Participant is an Employee for fewer than one-hundred twenty months, his sixty-month period for this subsection is determined within the period in which he was an Employee. If a Participant is an Employee for fewer than sixty consecutive full calendar months, his Average Monthly Compensation is his actual Compensation during a period of his completed full consecutive calendar months as an Employee, divided by the number of those consecutive months.

            A Participant's Average Monthly Compensation cannot exceed one-sixtieth of the average of his Compensation over sixty consecutive calendar months within the one-hundred-twenty-month period preceding the month in which he ceases being a Covered Employee or, for a Participant whose benefits are determined because of a Break in Service, preceding the month in which his Break in Service begins.

2.08 "Beneficiary" means any person, persons or entity, other than a Contingent Annuitant named by a Participant by written designation filed with the Company to receive benefits payable in the event of the Participant's death, provided that if the Participant is married and he designates other than his spouse as the Beneficiary, he obtains Spousal Consent. If any Participant fails to designate a Beneficiary, or if the Beneficiary designated by a deceased Participant died before him, then the Beneficiary shall be deemed to be the Participant's surviving spouse, or if none then the benefits will be paid in accordance with the following order of priority:

            (a)   the Participant's children (equally), or if none;

            (b)   the Participant's parents (equally), or if none;

            (c) the Participant's brothers and sisters, (equally), or if none;

            (d)   the Participant's estate.

2.09        "Board of  Directors"  means the  Board of  Directors  of The Walt
            Disney Company.

2.10 "Break in Service" means a Plan Year or other Eligibility Computation Period during which an Employee has been credited with less than 501 Hours of Service. Solely for the purpose of determining whether an Employee has incurred a Break in Service, Hours of Service shall also include hours granted, on the basis of forty-five (45) hours per week, for periods during which an Employee is on an approved Leave of Absence.

            If an Employee is absent from work because of such Employee's pregnancy, the birth of a child, placement of an adopted child, or caring for an adopted or natural child following birth or placement, the individual shall not be treated as having incurred a Break in Service in the Plan Year in which the absence begins or, if the individual would not otherwise have suffered a Break in Service during that Plan Year, in the next following Plan Year. The Committee may require that a Employee file a written request to receive Hours of Service credit under this paragraph. Unless otherwise determined by the Committee or an Employer's personnel practices, an Employee who is absent from work for the reasons described in this paragraph shall be deemed to have terminated employment for all purposes of this Plan other than the special Break in Service rule in this paragraph.

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2.11        "Code"  means  the  Internal  Revenue  Code of 1986,  as it may be amended from time to time.

2.12 "Committee" means the Committee appointed by the Board of Directors to administer the Plan in accordance with Article 8, and to have such additional powers as provided elsewhere in the Plan.

2.13        "Company" means The Walt Disney Company.

2.14 "Compensation" means an Employee's base pay (excluding overtime, bonuses, commissions, relocation reimbursement, stock options, or other extraordinary payments as determined by the Committee) paid during the calendar year by the Employer in return for the Employee's services. Compensation does not include:

            (a) Employer contributions to any pension plan other than contributions caused by an Employee's salary deferral reduction pursuant to Section 401(k) of the Code;

            (b) Employer contributions to this Plan or any other plan of deferred compensation maintained by an Employer;

            (c)   Fringe benefits not taxable to the Employee;

            (d) Payments to or on behalf of an individual after he is no longer an Employee;

            (e) Salary deferral reductions pursuant to a Cafeteria Plan as described in Section 125 of the Code;

            (f) Imputed life insurance and all other forms of imputed income;

            (g) For purposes of determining an Employee's benefits for service after 1983, Earnings after the Employee ceased being a Covered Employee for the last time and if he does not return to Covered Employee status; and


            (h)   Any Compensation in lieu of unused vacation and/or sick pay.

            Compensation shall not, for Plan purposes, exceed the Maximum Compensation Limitation, or include amounts paid by an Employer prior to its acquisition by the Company.


2.15 "Contingent Annuitant" means a Participant's spouse, or other person designated in writing by a Participant, with Spousal Consent if necessary, to receive benefits under the Plan upon the death of the Participant where such benefit is payable in the form of an annuity with a remainder interest payable for the life of a Contingent Annuitant.

2.16        "Covered Employee" means an Employee who:

            (a) Is employed by an Employer in a position, division, or department for which the Employer provides coverage under the Plan;

            (b) Receives Compensation in the form of a salary (as distinguished from hourly-paid Employees), whether or not such Employee is exempt for wage-and-hour-law purposes;

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            (c)   Is not a member of a collective-bargaining unit that has a collective bargaining agent, unless the Board of Directors specifically waives this requirement;

            (d)   Is not a Leased Employee;

            (e) Is not a non-resident alien with no U.S. source income with respect to the United States; and

            (f) Is not covered by any agreement that precludes participation in this Plan.

2.17 "Determination Date" means the date as of which an Accrued Pension or other benefit is calculated.


2.18 "Early Retirement Date" means the first day of the calendar month on or immediately after the later of the Participant's 55th birthday or his completion of five Years of Vesting Service.

2.19 "Effective Date" means the January 1, 1997 effective date of this amended and restated Plan.

2.20 "Eligibility Computation Period," subject to the provisions of Appendices A and C, means, with respect to an Employee, the applicable of (a) or (b) as follows:


            (a) A 12-consecutive-month period commencing on the Employee's Employment Commencement Date in which he has been credited with at least 1,000 Hours of Service; or

            (b) In the case of an Employee who is not credited with at least 1,000 Hours of Service in the 12-month period described in
                  Section 2.20(a) above, a Plan Year, commencing with the Plan Year beginning immediately following the Employee's Employment Commencement Date, in which he has been credited with at least 1,000 Hours of Service.

2.21 "Eligible Employee" means a Covered Employee who has completed one Eligibility Computation Period. If a Covered Employee was hired after age sixty (60) but before January l, 1988, such individual is an Eligible Employee on the later of (i) January l, 1988, or (ii) when the individual completed one Eligibility Computation Period. An Employee is an Eligible Employee on the day before he satisfies the requirements of Article 3 of the Plan.


2.22 "Employee" means any person receiving compensation for services rendered to an Employer or an Affiliated Employer, whose compensation is subject to withholding of income tax and/or for whom Social Security contributions are made by an Employer or an Affiliated Employer, including any Leased Employee but excluding any person who serves solely as a director or independent contractor. In determining whether an individual is an Employee for purposes of the Plan, the individual shall only be classified as an Employee with respect to a period of time only if the Employer treated the individual as a common law employee for payroll tax purposes for such period of time, regardless of any later determination that such individual was or may have been a common law employee during such period. Notwithstanding the foregoing, a Leased Employee, although not treated as a common law employee for payroll tax purposes by an Employer, shall be considered an Employee under the Plan.

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            Employee excludes the following:

            (a)   an   individual   who  serves   solely  as  a  director   or
                  independent contractor or an individual whom the Employer regards to be an independent contractor;

            (b) an individual who is not classified as an Employee by an Employer, but who is treated as an Employee by reason of being treated as a "common law" employee of the Employer pursuant to the standards prescribed by Internal Revenue Service Ruling 87-41 or any successor thereto;

            (c) an individual whose basic Compensation for services on behalf of an Employer is not paid directly by an Employer; and

            (d) an individual working for a company providing goods or services (including temporary employee services) to an Employer whom the Employer does not regard to be a common law employee of the Employer.


2.23 "Employer" means the Company and any subsidiary or affiliated company which, with the approval of the Company, adopts this Plan as described in Section 11.03.

2.24 "Employment Commencement Date" means the first date as of which an Employee is credited with an Hour of Service for an Employer or an Affiliated Employer, or (a) if earlier, the Employment Commencement Date effective date shown in Appendix A applicable to a Predecessor Employer provided the Employee's employment with such Predecessor Employer immediately preceded employment with an Employer or an Affiliated Employer, or (b) if later, the Employment Commencement Date effective date shown in Appendix A with respect to an Employee's period of employment prior to his Employer's adoption of this Plan.

2.25 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

2.26        "Flat  Benefit"  means the Accrued  Pension  element  described in
            Section 5.02(b).

2.27        "Formula  Benefit" means the Accrued Pension element  described in
            Section 5.02(c).

2.28        "Hour  of  Service"   means,   with  respect  to  any   applicable
            computation period:

            (a) Each hour for which an Employee is paid or is entitled to payment for the performance of duties for an Employer or an Affiliated Employer during the applicable computation period.

            (b) Each hour for which an Employee is paid, or is entitled to payment, by an Employer or an Affiliated Employer on account of a period during which no duties are performed (regardless of whether the employment relationship has terminated) because of vacation, holiday, illness, incapacity (including disability), layoff, jury duty, uniformed service duty, (as required by federal or state law), or leave of absence, but:

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                  (i)   no more than 501 Hours of Service are to be credited
                        under this subsection (b) to an individual for any single continuous period during which he performs no duties (whether or not the period occurs in a single computation period);

                  (ii) an hour is not credited where an individual is directly or indirectly paid or is entitled to payment because of a period during which no duties are performed if that payment is made or is due under a plan maintained solely for the purpose of complying with applicable worker's compensation or unemployment compensation or disability insurance laws; and

                  (iii) Hours of Service will not be credited for a payment that solely reimburses an individual for medical or medically related expenses incurred.

                  For purposes of this subsection (b), a payment is deemed to be made by or be due from an Employer or an Affiliated Employer regardless of whether it is made by or due from that entity directly or indirectly through a trust fund or insurers (among others) to which that entity contributes or pays premiums and regardless of whether contributions made or due to the trust fund or insurer or other funding vehicle are for the benefit of particular individuals or are on behalf of a group of individuals in the aggregate.

            (c) An Hour of Service is each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or Affiliated Employer. The same Hours of Service must not be credited both under subsection
                  (a) or (b) and also under this subsection (c). Thus, for example, if an individual receives a back-pay award following a determination that he was paid at an unlawful rate for Hours of Service previously credited, he is not entitled to additional credit for the same Hours of Service. Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subsection (b) is subject to the limitations set forth in that subsection. For example, no more than 501 Hours of Service are required to be credited for payments of back pay, to the extent that the back pay is awarded or agreed to for a period of time during which an individual did not or would not have performed duties.

            (d) For purposes of determining Hours of Service for reasons other than the performance of duties, the special rule provided in 29 C.F.R. Section 2530.200b-2(b) is incorporated by reference. That rule provides that Hours of Service are credited on the basis of the number of hours in the individual's regular work schedule or, in the case of a payment not calculated by units or time, by dividing the payment in question by the individual's most recent hourly rate of pay.

            (e) For purposes of crediting Hours of Service to computation periods, the special rule provided in 29 C.F.R. Section 2530.200b-2(c) is incorporated by reference. That rule provides that Hours of Service are credited to an individual in the computation periods covered by the individual's regular work schedule during the period of nonperformance.

            (f) The determination of Hours of Service must be made from records of hours worked and hours for which payment is made or due.

            (g) For purposes of determining Hours of Service credited each Employee must be credited with at least forty-five Hours of Service for each week for which he would be required to be credited with at least one Hour of Service under Section 2.28(a).

            (h) An Employee who has Leave of Absence due to uniformed service duty shall receive Hours of Service credit in accordance with applicable federal veteran's laws.


            (i) Notwithstanding the foregoing, to the extent required by federal or state law, an Employee will receive credit for each hour for which the Employee would normally be credited an Hour of Service under the Plan but for a period of leave for the birth, adoption, or placement of a child, to care for a spouse or other immediate family member with a serious illness, or for the Employee's own illness pursuant to the Family and Medical Leave Act of 1993 and its regulations thereunder.


2.29 "Key Plan" means the Walt Disney Productions and Associated Companies' Key Employees Deferred Compensation and Retirement Plan, as amended from time to time.


2.30 "Leased Employee" means any person (other than a person treated as a common law employee by the Company, an Employer or an Affiliated Employer) who, pursuant to an agreement between the Company, an Employer or an Affiliated Employer and any other person ("leasing organization"), performed services for the Company, an Employer, an Affiliated Employer or any related persons determined in accordance with Section 414(n)(6) of the Code on a substantially full-time basis for a period of at least one year and such services are performed under the primary direction or control of the Company, an Employer or an Affiliated Employer.

            In the case of any person who is a Leased Employee before or after a period of service as a Covered Employee, the entire period during which he performed services as a Leased Employee shall be counted as service as a Covered Employee for all purposes of the Plan, except that he shall not, by reason of being a Leased Employee, become a Participant of the Plan.


2.31 "Leave of Absence" means an absence authorized by an Employer or an Affiliated Employer under its standard personnel practices as applied in a uniform and nondiscriminatory manner to all persons similarly situated, provided that the Employee resumes employment with the Employer or an Affiliated Employer within the period specified in the authorization of the Leave of Absence. An absence due to service in the uniformed services of the United States shall be considered an authorized Leave of Absence provided that the Employee complies with all of the requirements of federal law in order to be entitled to reemployment and provided further that the Employee returns to employment with an Employer or an Affiliated Employer within the period provided by such law. Notwithstanding the foregoing, Leave of Absence shall include any authorized leave pursuant to the Family and Medical Leave Act of 1993 and the regulations thereunder.

2.32 "Maximum Compensation Limitation" means, effective on or after January 1, 1989, and before January 1, 1994, $200,000 per year. As of January 1 of each calendar year on and after January 1, 1990, and before January 1, 1994, the Maximum Compensation Limitation as determined by the Commissioner of Internal Revenue for the calendar year shall become effective as the Maximum Compensation Limitation taken into account for Plan purposes for the Plan Year beginning within that calendar year in lieu of the $200,000 limitation set forth above.

            Commencing January 1, 1994, the Maximum Compensation Limitation means $150,000 per year. If for any calendar year after 1994, the cost-of-living adjustment described in the following sentence is equal to or greater than $10,000, then the Maximum Compensation Limitation (as previously adjusted hereunder) for any Plan Year beginning in any subsequent calendar year shall be increased by the amount of such cost-of-living adjustment, rounded to the next lowest multiple of $10,000. The cost-of-living adjustment shall equal the excess of (i) $150,000 increased by the adjustment made under
            Section 415(d) of the Code for the calendar year, except that the base period for purposes of Section 415(d)(1)(A) of the Code shall be the calendar quarter beginning October 1, 1993, over (ii) the Maximum Compensation Limitation in effect for the Plan Year beginning in the calendar year.

2.33        "Motion  Picture Plan" means the Motion Picture  Industry  Pension
            Plan.

2.34        "Normal Retirement Age" means an Employee's 65th birthday.

2.35 "Normal Retirement Date" means the first day of the calendar month on or immediately after an Employee's Normal Retirement Age.

2.36 "Participant" means any person included for participation in the Plan as provided in Article 3 and who continues to be entitled to benefits under the Plan.

2.37 "Past Service Average Monthly Compensation" means one-sixtieth of the sum of a Participant's Compensation over sixty consecutive calendar months within the one-hundred-twenty-month period preceding May l, 1984. The sixty consecutive months selected must be those that produce the highest average. For purposes of this subsection, if a Participant is an Employee for fewer than one hundred twenty months before May l, 1984, his sixty-month period for this subsection is determined within the period before May l, 1984, in which he was an Employee. If a Participant is an Employee for fewer than sixty consecutive months before May l, 1984, his Past Service Average Monthly Compensation is his actual Compensation before May 1, 1984, during his completed full consecutive calendar months as an Employee immediately before May l, 1984, divided by the number of those consecutive months.

2.38 "Past Service Month" means each month before May 1, 1984, for which an Employee who became a Participant on May l, 1984 is credited with any Hours of Service during a period uninterrupted by a separation from service and in which he was a Covered Employee, except that:

            (a) A Participant who was eligible to participate in the Key Plan and as of December 31, 1984, or earlier declined or is deemed to have declined to participate in the Key Plan is not credited with Past Service Months;

            (b) A Participant who was not eligible to participate in the Key Plan but was eligible to participate in an Associated Plan and declined or is deemed to have declined to participate in the Associated Plans is not credited with Past Service Months for periods before May l, 1984, in which he was not a participant in the Motion Picture Plan; or


            (c) A Participant who was eligible to participate in the Motion Picture Plan, but not the Key Plan or an Associated Plan, and declined the Motion Picture Plan, is not credited with Past Service Months.


            (d) Service after attainment of age 65 is disregarded. However, effective January 1, 1988, for an Employee over age 65 and still actively employed on January 1, 1988, service after age 65 shall be taken into account.

2.39 "Pension" means a Participant's benefit under the Plan, generally payable in the form of an annuity.

2.40 "Plan" means the Disney Salaried Retirement Plan as set forth in this document, or as amended from time to time.

2.41        "Plan Year" means the calendar year.

2.42 "Postponed or Late Retirement Date" means the first day of the calendar month on or immediately after the date that a Participant terminates his employment with an Employer or an Affiliated Employer after his Normal Retirement Date.

2.43 "Predecessor Employer" means a company merged into, consolidated with or absorbed by an Employer, or where substantially all of the assets or business have been acquired by an Employer.

2.44 "Predecessor Plans" means the Disney Salaried Service Pension Plan and the Disney Salaried Supplemental Pension Plan, as they existed prior to January 1, 1988.

2.45 "Pre-May 1984 Service Benefit" means the Accrued Pension element described in Section 5.02(d).

2.46 "Post-April 1984 Service Benefit" means the Accrued Pension element described in Section 5.02(e).

2.47 "Reemployment Commencement Date" means the date an Employee first is credited with an Hour of Service following a prior Break in Service.


2.48 "Restatement Date" means the effective date of the merger of the two Predecessor Plans, January l, 1988. The Predecessor Plans were originally effective as of May 1, 1984.


2.49 "Retirement Date" means a Participant's Normal Retirement Date, Early Retirement Date or Late Retirement Date.

2.50 "Rule of Parity" means a rule pursuant to which a Participant who incurs a Break in Service shall have his Eligibility Computation Periods, Years of Vesting Service and Years of Benefit Service, which occur prior to such Break in Service ignored or restored. If an Employee or Participant incurs a Break in Service and if he has no non-forfeitable Accrued Pension at the time of his Break in Service, his Eligibility Computation Periods prior to such Break in Service shall not be taken into account if the number of consecutive one year Breaks in Service equals or exceeds the greater of the Employee's or Participant's Eligibility Computation Periods completed prior to the first such Break in Service or five. If the preceding sentence would cause any Eligibility Computation Periods to be disregarded as of December 31, 1984 if that sentence's reference to five were ignored, such Eligibility Computation Periods shall also then be disregarded hereunder. Eligibility Computation Periods previously eliminated by a prior application of this paragraph shall not be counted for purposes of the preceding sentences. For purposes of computing Years of Vesting Service, the Rule of Parity shall be applied under the preceding sentences by substituting "Years of Vesting Service" for "Eligibility Computation Period" in each place it appears. For purposes of computing Years of Benefit Service, the Rule of Parity shall be applied under the preceding sentences by substituting "Years of Benefit Service" for "Eligibility Computation Periods" in each place it appears.


2.51        "Savings  Plan" means the Disney  Salaried  Savings and Investment
            Plan.


2.52 "Social Security Base" means the annual amount of wages specified as the maximum amount to be included in the determination of Employer contributions for old age, survivors and disability insurance under the provisions of the Federal Insurance Contributions Act at the time in effect.

2.53 "Social Security Retirement Age" means age 65 with respect to a Participant who was born before January 1, 1938; age 66 with respect to a Participant who was born after December 31, 1937 and before January 1, 1955; and age 67 with respect to a Participant who was born after December 31, 1954.

2.54 "Spousal Consent" means written consent given by a Participant's spouse to an election made by the Participant of a specified form of benefit or a designation by the Participant of a specified Contingent Annuitant or Beneficiary other than the spouse. The specified form or specified beneficiary, or Contingent Annuitant shall not be changed unless further Spousal Consent is given, unless the Spouse expressly waives the right to consent to any future changes. Spousal Consent shall be duly witnessed by a Plan representative or notary public and shall acknowledge the effect on the spouse of the Participant's election. The requirement for Spousal Consent may be waived by the Committee if it is established to its satisfaction that there is no spouse, or that the spouse cannot be located, or because of such other circumstances as may be established by applicable law. Spousal Consent shall be applicable only to the particular spouse who provides such consent.


2.55 "Transitional Participant" means an Employee who is a Participant in this Plan for part of this Plan's Plan Year and who is a participant in the Associated Plans or the Disney Associated Companies Retirement Plan for part of that same Plan Year, who is credited with 1,000 Hours of Service during that Plan Year, but who is not credited with a Year of Benefit Service for that Plan Year because of the exclusion in Section 2.59(b).

2.56 "Trust Agreement" means the trust agreement or agreements that may be established from time to time hereunder and as the same may from time to time be amended and/or restated; provided that, to the extent the assets of this Plan are held pursuant to an annuity contract or other contract issued by an insurance company as provided in Section 401(f) of the Code, then the term "Trust Agreement" shall include such annuity contract or other contract.

2.57 "Trust Fund" means all money or other property which is held by the Trustee, pursuant to the terms of the Trust Agreement.

2.58 "Trustee" means the trustee acting under the Trust Agreement, or any other Trustee or Trustees designated in any trust agreement or agreements which may be established to carry out the purposes of this Plan, including any insurance company which is the issuer of an annuity or other contract qualifying as a Trust Agreement as defined in Section 2.56.


2.59 "Year of Benefit Service," subject to the provisions of Appendices A and C, means each Plan Year after December 31, 1983 for which a Participant is credited with at least 1,000 Hours of Service. In determining a Participant's Years of Benefit Service, the following are disregarded:


            (a)   service before 1984;

            (b)   service other than as a Covered Employee;


            (c) service prior to a Participant's Year of Benefit Service effective date, as shown in Appendices A and C;


            (d)   Years of Benefit  Service  ignored under the Rule of Parity;
                  and

            (e) for purposes of determining a Participant's Flat Benefit only, service during any period in which the Participant's participation in the Motion Picture Plan or other entertainment industry plan requires a contribution from the Employers to that Plan.

            If a Participant was vested in his Accrued Pension when his Break in Service begins, his Years of Benefit Service before his Break in Service must be restored when he is reemployed by an Employer. A Participant who separates from service and returns without a Break in Service loses no Years of Benefit Services credited before his separation from service occurred. If a Participant who is not vested in his Accrued Pension separates from service and returns after a Break in Service, and if the Rule of Parity does not apply, his Credited Years of Benefit Service at the time he separated from service must be restored when he is reemployed by an Employer.

            Notwithstanding the foregoing, Years of Benefit Service shall include, to the extent required by law, any period of absence from service with the Employer due to a period of service in the uniformed services of the United States which is counted as years of Vesting Service as provided in Section 2.60(d) and which occurs after the date the Participant meets the eligibility requirements for participation in the Plan. The Participant shall be deemed to have received Compensation during the period of absence at the rate he would have received had he remained employed as an Employee for that period or, if such rate is not reasonably certain, on the basis of the Participant's rate of earnings during the 12-month period immediately preceding such period of absence (or, if shorter, the period of employment immediately preceding such period).



2.60 "Year of Vesting Service," subject to the provisions of Appendices A and C, means, with respect to any Employee, a Plan Year (including calendar years prior to the Effective Date) in which the Employee has been credited with 1,000 or more Hours of Service, subject to the following:


            (a) If his employment is terminated and he is later reemployed by an Employer or an Affiliated Employer after he has incurred one or more Breaks in Service, his Years of Vesting Service after reemployment shall be aggregated with his prior Years of Vesting Service provided (i) he was previously vested in his Accrued Pension, or (ii) the Rule of Parity does not apply, and he is credited with at least one Year of Vesting Service after his return to employment with an Employer or Affiliated Employer;

            (b) Service with a Predecessor Employer shall count as Years of Vesting Service only to the following extent:

                  (i) If an Employer continues to maintain a qualified plan sponsored by such Predecessor Employer; or

                  (ii) If, and to the extent, employment with the Predecessor Employer is required to be treated as Years of Vesting Service under applicable law; or

                  (iii) If, and to the extent, granted by the Board of Directors and/or to the extent service with the Predecessor coincides with or postdates the Year of Vesting Service effective date applicable to the Participant and as shown in Appendix A.

            (c) Service with any other Predecessor Employer or an Affiliated Employer shall not count unless required by law or unless determined by the Board of Directors;

            (d) If the Employee shall have been absent from the service of an Employer or an Affiliated Employer because of service in the uniform services of the United States and if he shall have returned to the service of an Employer or Affiliated Employer having applied to return while his reemployment rights were protected by law, that absence shall be included in his Years of Vesting Service;

            (e) If the Employee is on a Leave of Absence, the Company in a uniform and non-discriminatory manner may authorize the inclusion in his Years of Vesting Service of any portion of that period of leave which is not included in his Years of Vesting Service under (d) above;

            (f) For purposes of determining a Participant's vested interest in his Accrued Pension attributable to his service before

                  May 1, 1984, each Participant's Years of Vesting Service shall not be less than one Year of Vesting Service for each twelve months during the period ending on May 1, 1984 in which he was a Covered Employee without a separation from service, nor are they less than his years of vesting service under the Associated Plans (as defined in the Associated Plans) nor are they less than his years of vesting service under the Motion Picture Plan (as defined in the Motion Picture Plan), provided he was an Employee of an Employer during such period;

            (g) Notwithstanding any other provision to the contrary, this Plan will not recognize Hours of Service accrued while the Employee is a participant of another plan of the Employer, if the Participant failed to make the required contributions under the terms of that Plan; and

            (h) Service with an Employer prior to the Employer's adoption of this Plan shall be considered as Vesting Service to the extent provided in Appendix A and to the extent such service coincides with or postdates the Year of Vesting Service effective date applicable to the Participant and as shown in Appendix A.

                                    ARTICLE 3

                          ELIGIBILITY AND PARTICIPATION


3.01        Eligibility

            Only Eligible Employees may participate in this Plan.

3.02        Participation and Participation in a Qualified Pension Plan


            An Employee who was a Participant prior to the Restatement Date shall remain a Participant thereafter provided that he remains an Eligible Employee. An Employee who becomes an Eligible Employee in accordance with Section 2.21 of the Plan shall become a Participant as of the first day of the month after he meets such eligibility requirements. Notwithstanding the foregoing, no Employee who is an active participant in any Qualified Pension Plan shall be eligible to participate in this Plan. If any Participant of this Plan who remains an Eligible Employee hereunder also becomes eligible to participate in a Qualified Pension Plan, he shall elect either to remain in the Plan and not participate in such Qualified Pension Plan or to participate therein and terminate his active participation hereunder. Unless an Employee affirmatively elects to actively continue to participate in the Plan, he will be deemed to have elected to participate in the Qualified Pension Plan. If such Employee terminates active participation hereunder, he shall be treated as a transferred Participant under the provisions of Section
            3.04. For purposes of this Section 3.02, "Qualified Pension Plan" means any Associated Plan and any other defined benefit plan other than the Plan which is designed to qualify under Section 401 of the Code or any successor provision to such section pursuant to which the Company, an Employer or an Affiliated Employer makes contributions.


3.03        Reemployment of Former Employees and Former Participants

            Any person reemployed by an Employer as an Eligible Employee who was previously a Participant shall be immediately eligible to become a Participant in the Plan, if previously vested under the provisions of Section 5.05. If such Employee was not vested under the provisions of Section 5.05 and is rehired within five (5) years, such Employee shall immediately become a Participant on his Reemployment Commencement Date.


3.04        Transferred Participants


            A Participant who remains in the employ of an Employer or an Affiliated Employer, but ceases to be an Eligible Employee, shall continue to be a Participant in the Plan, but shall not accrue benefits under the Plan while his employment status is other than as an Eligible Employee. Pension benefits under this Plan are frozen as of the date of transfer and consider only Years of Benefit Service while an Eligible Employee under this Plan. Pensions earned under other Company sponsored defined benefit plans will be paid under the terms of those plans. Vesting Years of Service will continue to accumulate under this Plan if the Participant remains in the employ of the Company, an Employer or an Affiliated Employer, but only if the Participant makes required contributions under any other qualified plan under which he may become covered on account of employment with any such employer.


3.05        Termination of Employment and Termination of Participation

            Under this Plan, termination of employment occurs on the date an Employee is no longer employed with an Employer or an Affiliated Employer. An Eligible Employee's participation in the Plan shall terminate on the date he terminates employment, unless the Participant is entitled to benefits under the Plan, in which event his participation shall terminate when those benefits have been distributed to him.
                                    ARTICLE 4

                                  CONTRIBUTIONS

4.01        Employer Contributions

            Each Employer shall, make such contributions to the Plan which are sufficient, on an actuarial basis approved by the Committee, to fund the cost of the benefits provided hereunder for the Participants.

4.02        Return of Contributions

            (a) If all or part of an Employer's deductions under Section 404 of the Code for contributions to the Plan are disallowed by the Internal Revenue Service, the portion of the contributions to which that disallowance applies shall be returned to the applicable Employer(s) without interest but reduced by any investment loss attributable to those contributions. The return shall be made within one year after the disallowance of deduction.

            (b) An Employer may recover without interest the amount of its contributions to the Plan made on account of a mistake of fact, reduced by any investment loss attributable to those contributions, if recovery is made within one year after the date of those contributions.

4.03        No Participant Contributions

            Except for contributions made under the Predecessor Plans, Participants are not required or permitted to make contributions to this Plan.

4.04        No Rollover Contributions

            A Participant shall not be permitted to transfer or roll over to the Trust Fund any portion of his distribution from any other qualified plan, non-qualified plan, or individual retirement annuity or account.

                                    ARTICLE 5

                               RETIREMENT BENEFITS


5.01        Accrued Pension

            (a) A Participant's Accrued Pension is a benefit that begins at his Normal Retirement Date and is payable over the lifetime of the Participant. It includes benefits accrued under this Plan attributable to Employer contributions to this Plan (and certain Employee Contribution Accrued Benefits attributable to buy-backs as described in Section 5.02(g)) and benefits accrued before May 1, 1984, under the Associated Plans attributable to Employer contributions and Employee contributions transferred to this Plan under
                  Section 7.03(b) of the Predecessor Plans.

            (b) The value of a Participant's Accrued Pension is based on his normal retirement Pension as defined in Section 5.02(a) computed as accrued under the appropriate accrual rule, as determined by the Committee, under Section 411(b)(1) of the Code.

            (c) A Participant's Accrued Pension (computed as if payable annually or computed on a twelve-month basis) never exceeds the greatest amount allowable under the limitations described in Section 5.06.

            (d) The right of a Participant to his Normal Retirement Benefit shall be fully vested and non-forfeitable as of his Normal Retirement Age provided the Participant is actually employed by an Employer or an Affiliated Employer on such date.

5.02        Normal Retirement Pension

            (a) Subject to the provisions of Appendix D, a Participant's normal retirement Pension is his Accrued Pension determined as of his Normal Retirement Age as a monthly income for the Participant's life equal to the sum of:

                  (i) the Flat Benefit element described in Section 5.02(b), which element is subject to the special make-whole rules in Section 5.02(f) and the special withdrawal and buy-back rules in Section 5.02(g);

                  (ii)  the  Formula  Benefit  element  described  in  Section
                        5.02(c);

                  (iii) the Pre-May  1984  Service  Benefit  element  (accrued before May l, 1984) described in Section 5.02(d); and

                  (iv) the Post-April 1984 Service Benefit element (accrued after April 30, 1984) described in Section 5.02(e).

                  Prior to January l, 1988 a Participant's Normal Retirement Pension could not exceed the Accrued Pension that would be provided for him if he separated from service at Normal Retirement Age.

            (b) The Flat Benefit element is the monthly benefit corresponding to his Credited Hours of Service and Credited Years of Service according to the following table:

      Credited                    Credited                  Monthly
      Years of                    Hours of                  Benefit
      Service                     Service                   Amount

        1                      1,500 - 2,250                 $20.00
        1                      2,251 or more                  30.00
        2                      3,000 - 3,750                  40.00
        2                      3,751 or more                  50.00
        3                      4,500 - 5,250                  60.00
        3                      5,251 or more                  70.00
        4                      6,000 - 6,750                  80.00
        4                      6,751 or more                  90.00
        5                      7,500 - 8,250                 100.00
        5                      8,251 or more                 110.00
        6                      9,000 -  9,750                120.00
        6                      9,751 or more                 130.00
        7                     10,500 - 11,250                140.00
        7                     11,251 or more                 150.00
        8                     12,000 - 12,750                160.00
        8                     12,751 or more                 170.00
        9                     13,500 - 14,250                180.00
        9                     14,251 or more                 190.00
       10                     15,000 - 15,749                200.00
       10                     15,750 or more                 210.75
       11                     16,500 - 17,240                221.50
       11                     17,250 or more                 232.25
       12                     18,000    - 18,749             243.00
       12                     18,750  or more                253.75
       13                     19,500 - 20,249                264.50
       13                     20,250  or more                275.25
       14                     21,000 - 21,749                286.00
       14                     21,750 or more                 296.75
       15                     22,500 - 23,249                307.50
       15                     23,250 or more                 318.25
       16                     24,000 - 24,749                329.00
       16                     24,750 or more                 339.75
       17                     25,500 - 26,249                350.50
       17                     26,250 or more                 361.25
       18                     27,000 - 27,749                372.00
       18                     27,750 or more                 382.75
       19                     28,500 - 29,249                393.50
       19                     29,250 or more                 404.25
       20                     30,000 - 30,749                415.00
       20                     30,750 or more                 426.75

       21                     31,500 - 32,249                438.50
       21                     32,250 or more                 450.25
       22                     33,000 - 33,749                462.00
       22                     33,750 or more                 473.75
       23                     34,500 - 35,249                485.50
       23                     35,250 or more                 497.25
       24                     36,000 - 36,749                509.00
       24                     36,750 or more                 520.75
       25                     37,500 - 38,249                532.50
       25                     38,250 or more                 544.25
       26                     39,000 - 39,749                556.00
       26                     39,750 or more                 567.75
       27                     40,500 - 41,249                579.50
       27                     41,250 or more                 591.25
       28                     42,000 - 42,749                603.00
       28                     42,750 or more                 614.75
       29                     43,500 - 44,249                626.50
       29                     44,250 or more                 638.25
       30 or more             45,000 or more                 650.00

                  (i) For purposes of this Section 5.02(b), a Participant's Credited Hours of Service and Credited Years of Service are equal to the sum of (A) his Credited Hours of Service and Credited Years of Service before May 1, 1984, under the Associated Plans and (B) after 1983, a Credited Year of Service is granted for every year in which he is credited with a Year of Benefit Service, and his Credited Hours of Service equal his Hours of Service in such Years of Benefit Service.

                  (ii) For purposes of this Section 5.02(b) only, if a Transitional Participant does not earn a Year of Benefit Service under this Plan for any Plan Year after 1983 in which he is a Transitional Participant and does not earn a year of benefit service for such year under any other Company sponsored qualified defined benefit plan to which he may be transferred, then he may be deemed to have completed a Year of Benefit Service under this Plan for the year of transfer in accordance with uniform rules adopted by the Committee.

                  (iii) A Participant is not entitled to a Flat Benefit under this Plan if such Flat Benefit duplicates a benefit to which he is entitled under the Associated Plans, the Disney Associated Companies Retirement Plan, the Motion Picture Plan or any entertainment industry plan to which the Employers have made contributions.

                  (iv) A Participant is not entitled to a Flat Benefit under this subsection to the extent that it duplicates his make-whole benefit described in Section 5.02(f).

                  (v) If a Participant has less than the lowest number of Credited Hours of Service set forth opposite his number of Credited Years of Service in the above table, his Flat Benefit is equal to the lower benefit set forth opposite his Credited Years of Service times a fraction, the numerator of which is the
                        Participant's Credited Hours of Service and the denominator of which is that lowest number of Credited Hours of Service set forth opposite the Participant's number of Credited Years of Service.

            (c) The Formula Benefit element is a monthly benefit calculated by adding the products of the following formulas:

                  (i) the Participant's Past Service Months multiplied by one-twelfth of the value resulting from adding sixty-five hundredths percent (0.65%) of his Average Monthly Compensation to twenty-five thousandths percent (0.025%) of his Average Monthly Compensation that is greater than $2,500; plus

                  (ii) the Participant's Years of Benefit Service multiplied by the value resulting from adding fifty-five hundredths percent (0.55%) of his Average Monthly Compensation to twenty-five thousandths percent (0.025%) of his Average Monthly Compensation that is greater than $2,500.

                  A Participant's Formula Benefit cannot be greater than the amount that would yield the maximum percentage in the Special Limitation Table below, corresponding to twelve times his Average Monthly Compensation if his Formula Benefit was added to his accrued benefits under the Associated Plans, the Disney Associated Companies' Retirement Plan, Sections 5.02(d) and 5.02(e) of the Plan, the Motion Picture Plan and this Plan's Flat Benefit, and related to twelve times his Average Monthly Compensation. A Participant's Formula Benefit is zero if his accrued benefits under the Associated Plans, the Disney Associated Companies' Retirement Plan, the Plan's Sections 5.02(d) and 5.02(e), the Motion Picture Plan, and this Plan's Flat Benefit equal or exceed his maximum percentage in the following Special Limitation Table:

                            SPECIAL LIMITATION TABLE

        Twelve Times Average                       Maximum
        Monthly Compensation                      Percentage

           Less than $21,000.00                       60%
         21,000    -  21,999.99                       61
         22,000    -  22,999.99                       62
         23,000    -  23,999.99                       63
         24,000    -  24,999.99                       64
         25,000    -  25,999.99                       65
         26,000    -  26,999.99                       66
         27,000    -  27,999.99                       67
         28,000    -  28,999.99                       68
         29,000    -  29,999.99                       69
         30,000    -  30,999.99                       70
         31,000    -  31,999.99                       71
         32,000    -  32,999.99                       72
         33,000    -  33,999.99                       73
         34,000    -  34,999.99                       74
         35,000    -  35,999.99                       75
         36,000    -  36,999.99                       76
         37,000    -  37,999.99                       77
         38,000    -  38,999.99                       78
         39,000    -  39,999.99                       79
         40,000    -  40,999.99                       80
         41,000    -  41,999.99                       81
         42,000    -  42,999.99                       82

         43,000    -  43,999.99                       83
         44,000    -  44,999.99                       84
         45,000      and over                         85

            (d) The Pre-May 1984 Service Benefits element is the Participant's Past Service Months multiplied by one-twelfth of the value resulting from adding one and fifteen hundredths percent (1.15%) of his Past Service Average Monthly Compensation to thirty-five hundredths percent (0.35%) of his Past Service Average Monthly Compensation that is greater than $2,500.

            (e) The Post-April 1984 Service Benefits element is the Participant's Years of Benefit Service multiplied by the value resulting from adding one percent of his Average Monthly Compensation to thirty-five hundredths percent (0.35%) of his Average Monthly Compensation that is greater than $2,500.

            (f) This Section 5.02(f) defines a make-whole benefit considered to be part of a Participant's Flat Benefit if it results in a payment from this Plan.


                  (i) If an Employee's transfer has the effect of requiring him to become a participant in the Motion Picture Plan and ceasing to be a Participant in this Plan for purposes of accruing his Flat Benefit or has the effect of his becoming a Participant in this Plan and ceasing to be a participant in the Motion Picture Plan, his total benefits under this Plan, the Associated Plans, the Disney Associated Companies
                        Retirement Plan and the Motion Picture Plan must not be less than those that he would have received under this Plan, the Motion Picture Plan, the Associated Plans, the Disney Associated Companies Retirement Plan had he not been so required to become a participant in the Motion Picture Plan or a Participant in this Plan, as the case may be. If the total benefits otherwise payable under such plans are less than those that the Participant would have received had he not been required to become a participant in the Motion Picture Plan or that he would have received had he not been required to become a Participant in this Plan, his Flat Benefit under this Plan is the excess of (A) a benefit calculated under this Plan as though all Hours of Service as an Employee while he was a participant in the Motion Picture Plan were Credited Hours of Service, over (B) the portion of the benefit under the Motion Picture Plan, other Associated Plans and the Disney Associated Companies' Retirement Plan attributable to service as an Employee. If a Participant otherwise entitled to the benefits of this Plan Section 5.02(f) either refuses to participate in the Motion Picture Plan or, having become a participant in that plan voluntarily withdraws from that plan at a time when he has a vested interest in that plan, he forfeits his rights under this Section.

                  (ii) If a Participant in this Plan has transferred from the Motion Picture Plan pursuant to an open enrollment for that purpose: (A) solely for the purpose of applying the rule in Section 5.02(b)(l), he is credited with a Credited Year of Service for each of the Associated Plans' Plan Years during which he completed at least 750 Hours of Service for that year as an Employee while he was a Participant in the Motion Picture Plan; (B) he is credited with a Vesting Credit for each vesting computation period during which he completed Hours of Service as an Employee while he was a Participant in the Motion Picture Plan; and (C) solely for the purpose of determining his eligibility for the benefits described in Section 5.04 and Sections 7.03 and 7.04, his Hours of Service as an Employee under the Motion Picture Plan are deemed to be Credited Hours of Service.


            (g) A Participant who ceases to be a Covered Employee and who does not become a Participant in the Associated Plans or the Disney Associated Companies' Retirement Plan may elect to receive a lump-sum payment that is equal to his accumulated contributions as defined in the Associated Plans or the Disney Associated Companies' Retirement Plan. That payment must be made to the Participant within ninety days after receipt of his election in writing. A Participant's benefits distributed from this Plan must always be at least equal to his accumulated contributions as defined in the Associated Plans or the Disney Associated Companies' Retirement Plan and, if necessary, the Committee must direct a distribution in satisfaction of that liability. If a Participant does not have nonforfeitable accumulated contributions as defined in the Associated Plans or the Disney Associated Companies' Retirement Plan
                  and  he  does  not   elect  to   receive   his   accumulated
                  contributions as defined in the Associated Plans or the Disney Associated Companies' Retirement Plan, the Committee must direct that he be paid his accumulated contributions as defined in the Associated Plans or the Disney Associated Companies' Retirement Plan following his fifth consecutive one-year Break in Service. The benefits of a Participant who receives a distribution under this subsection are based on the Plan as in effect on the date as of which the distribution is made to him. A Participant may elect to receive his accumulated contributions as defined in the Associated Plans or the Disney Associated Companies'
                  Retirement Plan and payment must be made to him within ninety days after receipt of his written election. A Participant's election to withdraw his accumulated contributions as defined in the Associated Plans or the Disney Associated Companies' Retirement Plan pursuant to this subsection does not affect his Accrued Pension attributable to employer contributions. Notwithstanding the above, for Employees with an Hour of Service on or after August 23, 1984, the payment of accumulated contributions must be in the form provided in Section 6.01 unless a Spousal Consent authorizing a lump sum is filed with the Committee. For purposes of this subsection, accumulated contributions shall be defined in accordance with the Associated Plans or the Disney Associated Companies' Retirement Plan.

            (h) Notwithstanding the preceding provisions of this Section 5.02, a Participant's normal retirement Pension shall not be less than the sum of:

                  (i)   His OBRA 1993 Accrued Pension; and

                  (ii) His Accrued Pension determined as of his Normal Retirement Date using Years of Benefit Service and Compensation earned on and after January 1, 1994. For purposes of this subparagraph (2), the Participant's Compensation in each of the relevant years shall not exceed the $150,000 Maximum Compensation Limitation (as adjusted in accordance with Section 2.32) in effect on and after January 1, 1994.

                  (iii) The following definitions apply to the terms used in this Section 5.02(h).

                        (A)   "OBRA 1988 Accrued Pension" means the
                              Participant's Accrued Pension determined as if the Participant terminated employment on December 31, 1988 (or date of termination, if earlier).

                        (B) "OBRA 1993 Accrued Pension" means the greater of:

                              (1)   The Participant's Accrued Pension,
                                    determined using all Years of Benefit
                                    Service and Compensation earned prior to December 31, 1993, multiplied by the OBRA 1993 Fraction. For purposes of this subparagraph (A), the Participant's Compensation in each of the relevant years shall not exceed the $200,000 Maximum Compensation Limitation (as adjusted in accordance with Section 2.32) in effect prior to January 1, 1994; or

                              (2)   The sum of (I) and (II) below:

                                    (I)   The Participant's  OBRA 1988 Accrued
                                          Pension  multiplied by the OBRA 1988
                                          Fraction;

                                    (II)  The Participant's Accrued Pension,
                                          determined using Years of Benefit
                                          Service and Compensation earned after
                                          December 31, 1988, and prior to
                                          December 31, 1993, multiplied by the
                                          OBRA 1993 Fraction. For purposes of
                                          this subparagraph (B)(II), the
                                          Participant's Compensation in each of
                                          the relevant years shall not exceed
                                          the $200,000 Maximum Compensation
                                          Limitation (as adjusted in accordance
                                          with Section 2.32) in effect prior to
                                          January 1, 1994.

                        (C) "OBRA 1988 Fraction" means a fraction, not less than 1, the numerator of which is the Participant's Average Monthly Compensation as of his Normal Retirement Date, taking into account the $150,000 Maximum Compensation Limitation (as adjusted in accordance with
                              Section 2.32) in effect on and after January 1, 1994, and the denominator of which is the

                              Participant's Average Monthly Compensation as of December 31, 1988, determined as if the Participant had terminated employment on December 31, 1988 (or his actual date of termination, if earlier), and without regard to the Maximum Compensation Limitation.

                        (D) "OBRA 1993 Fraction" means a fraction, not less than 1, the numerator of which the Participant's Average Monthly Compensation as of his Normal Retirement Date, taking into account the $150,000 Maximum Compensation Limitation (as adjusted in accordance with
                              Section 2.32) in effect on and after January 1, 1994, and the denominator of which is the Participant's Average Monthly Compensation as of December 31, 1993, determined as if the Participant had terminated employment on December 31, 1993 (or his actual date of termination, if earlier), taking into account the $200,000 Maximum Compensation Limitation (as adjusted in accordance with Section 2.32) in effect prior to January 1, 1994.

5.03        Early or Late Retirement

            (a) A Participant who has not reached his Normal Retirement Date but who has reached an Early Retirement Date may retire from service on an Early Retirement Date and commence to receive an early retirement Pension as of the first day of the calendar month after he submits to the Committee a written application for retirement benefits and after he separates from service.

            (b) Unless the Participant otherwise elects, the early retirement Pension shall be a deferred Pension beginning on the Participant's Normal Retirement Date and, subject to the provisions of Section 6.01, shall be equal to his Accrued Pension. However, the Participant may elect to receive an early retirement Pension beginning on the first day of any calendar month on or after his Early Retirement Date but before his Normal Retirement Date. In that case, the Participant's Pension shall be equal to the deferred Pension reduced by 1/180th for each of the first 60 months and 1/360th for each of the next 60 months by which the date the Participant's early retirement Pension begins precedes his Normal Retirement Date.

                  Notwithstanding the foregoing, the Pension payable under this
                  Section 5.03(b) for any Participant who retires from service after completing twenty-five Years of Vesting Service (but only considering Vesting Service accumulated while in an employment classification providing eligibility for participation in this Plan or any of the Associated Plans) shall not be less than his Accrued Pension as of February 28, 1994, reduced by 5% for each year by which the date the Participant's early retirement Pension begins precedes the first day of the calendar month coincident with or next following the Participant's sixty-second birthday, with a pro-rata reduction for any portion of a year.

            (c) If a Participant retires on a Late Retirement Date or otherwise postpones his retirement Pension, he shall commence to receive a late retirement Pension as of the earlier of the first day of the calendar month after his actual Retirement Date or the date that he is required by law to commence receiving payment of his benefit as provided in Section 6.04(b).


            (d) A late retirement Pension which commences following a Participant's actual Retirement Date shall, subject to the provisions of Section 6.01, be equal to the amount determined in accordance with Section 5.02(a) but, where applicable, based on the Participant's Compensation, Average Monthly Compensation, Past Service Average Monthly Compensation, Credited Years of Service, Credited Hours of Service, Years of Benefit Service, and Past Service Months through his Late Retirement Date.

            (e) A late retirement Pension which commences prior to a Participant's Retirement Date in accordance with the requirements of Section 6.04(b) shall be calculated in accordance with Section 5.03(d) above, except that the benefit shall be calculated based on the Participant's Compensation, Average Monthly Compensation, Past Service Average Monthly Compensation, Credited Years of Service, Credited Hours of Service, Years of Benefit Service, Past Service Months through the last day of the Plan Year preceding the date that benefits are to commence to be paid or adjusted rather than as of his Late Retirement Date. In addition, the amount of Pension to which a Participant is entitled under the Plan shall be recalculated annually, during the period that the Participant is still employed by an Employer or an Affiliated Employer, as of the end of each Plan Year with the amount of benefit being paid adjusted as of the first day of the following Plan Year.


                  Notwithstanding the foregoing, the Pension payable under this
                  Section 5.03(b) for any Participant who retires from service after completing twenty-five Years of Vesting Service (but only considering Vesting Service accumulated while in an employment classification providing eligibility for participation in this Plan or any of the Associated Plans) shall not be less than his Accrued Pension as of February 28, 1994 reduced by 5% for each year by which the date the Participant's early retirement pension begins precedes the first day of the calendar month coincidental with or next following the Participant's sixty-second birthday, with a pro-rata reduction for any portion of a year.

                  If a Participant retires on a Late Retirement Date or otherwise postpones his retirement Pension, he shall commence to receive a late retirement Pension as of the earlier of the first day of the calendar month after his actual Retirement Date or the date that he is required by law to commence receiving payment of his benefit as provided in Section 6.04(b).

5.04        Disability

            (a) An Eligible Disabled Participant is a Participant who has at least ten Years of Vesting Service when he terminates employment on or after having attained age fifty-five but prior to age sixty-five and at such time is determined to have a Disability. An Eligible Disabled Participant's Disability Date is the day on which his disability is deemed to have started.

            (b) Disability means a total and permanent physical or mental incapacity by bodily injury or disease that prevents an Employee from engaging in any occupation or employment for remuneration or profit, except for purposes of rehabilitation as determined by the Committee, and entitles the Employee to a disability benefit under the provisions of the Social Security Act.

            (c)   A Participant who no longer satisfies each requirement in
                  Section 5.04(b) is no longer an Eligible Disabled Participant.

            (d) An Eligible Disabled Participant is deemed to receive Compensation at the same base rate he received for the calendar month immediately before his Disability Date, and that amount is credited from his Disability Date to the earliest of: (i) his death; (ii) the date his Disability ceases; or (iii) his Early or Normal Retirement Date.

            (e) For purposes of determining his Years of Benefit Service, an Eligible Disabled Participant is credited with Hours of Service at the rate of forty-five hours for any week during which he is an Eligible Disabled Participant.

5.05        Termination With Vesting


            (a) A Participant shall be 100 percent vested in, and have a non-forfeitable right to, his Accrued Pension upon attainment of Normal Retirement Age (provided the
                  Participant is actually employed by an Employer or an Affiliated Employer on such date) or upon completion of five Years of Vesting Service. If the Participant's employment with an Employer or an Affiliated Employer is terminated after he is 100 percent vested in his Accrued Pension for reasons other than retirement or death, he shall be eligible for a deferred vested Pension to commence, as of a date described in Section 5.05(b) below, after the Participant has provided written notification to the Committee of his intention to commence receiving his Pension benefits.

            (b) The deferred vested Pension shall generally commence to be paid as of the Participant's Normal Retirement Date and, subject to the provisions of Section 6.01, shall be equal to his Accrued Pension. However, if he had completed five Years of Vesting Service on the date of his termination, the Participant may elect to have his vested Pension commence as of the first day of any calendar month after his 55th birthday or his termination date if later, and before his Normal Retirement Date. In that case, the Participant's Pension shall be equal to the vested Pension otherwise payable at his Normal Retirement Date reduced as provided for Early Retirement in Section 5.03, or in
                  Section 5.08, if applicable, with respect to a Participant who terminates service prior to March 1, 1994 after completing 25 years of Vesting Service.


5.06        Maximum Benefit Limitation

            The Plan Year shall be considered a "limitation year" for purposes of this Section 5.05 and Code Section 415.

            (a)   (i)   "Section 415  Compensation"  means for the  purpose of
                        this  Section   5.06,   wages,   salaries,   fees  for
                        professional  services,  and  other  amounts  received
                        (without  regard to  whether  or not an amount is paid
                        in cash) for personal  services  actually  rendered in
                        the  course  of  employment  with  the  Company  or an
                        Affiliated  Employer  to the extent  that the  amounts
                        are  includible  in gross income  (including,  but not
                        limited    to,    commissions    paid    salespersons,
                        compensation   for   services   on  the   basis  of  a
                        percentage  of  profits,   commissions   on  insurance
                        premiums,     tips,    bonuses,    fringe    benefits,
                        reimbursements,  and expense  allowances) plus amounts
                        which are not  includible  in the gross  income of the
                        Employee   under   Code   Sections   125,   132(f)(4),
                        402(g)(3) or 457, but excluding:

                        (A) Contributions made by the Company or an Affiliated Employer on behalf of the Participant to the Plan or any other plan of deferred compensation maintained by the Company or an Affiliated Employer;


                        (B)   Amounts   realized   from  the   exercise  of  a
                              non-qualified stock option;


                        (C)   Amounts   realized  when  restricted stock is no
                              longer subject to substantial risk of forfeiture;


                        (D) Amounts realized from the disposition of stock acquired under a qualified stock option; and


                        (E) Other amounts that receive special tax benefits.

                        Notwithstanding the foregoing, for Plan Years beginning prior to January 1, 1998, Section 415 Compensation shall not include amounts not includable in the gross income of the Employee under Code Sections 125, 402(g)(3) or 457 and for limitation years prior to January 1, 2001 shall not include elective reductions under Code Section 132(f)(4).

                  (ii) "IRS Interest Rate" means the annual rate of interest on 30-year Treasury Securities as specified by the Commissioner of Internal Revenue for the September (the "look-back month") preceding the stability period.

                  (iii) "IRS Mortality Table" means the mortality table
                        prescribed by the Secretary of the Treasury under Code
                        Section 417(e)(3)(A)(ii)(I) as in effect on the first day of the applicable stability period.

            (b) Notwithstanding any other provisions of the Plan but subject to the other provisions of this Section 5.06, the maximum annual annuity payments under the Plan (exclusive of any benefits which are not directly related to retirement income benefits) shall not exceed the lesser of:

                   (i)  $90,000; or

                  (ii) 100% of the Participant's Section 415 Compensation during the three consecutive calendar years of service during which his compensation was highest.

                  (iii) Less than 10 Years of Participation. If the Participant has not been a Participant in the Plan for at least 10 years, the maximum annual benefit limitation in Section 5.06(b)(i) shall be multiplied by the ratio that the Participant's number of years of participation in the Plan bears to 10.

                  (iv) Less than 10 Years of Vesting Service. If the Participant has not completed 10 Years of Vesting Service, the maximum annual benefit limitation in
                        Section 5.06(b)(ii) shall be multiplied by the ratio that the Participant's number of Years of Vesting Service bears to 10.

                  (v) Payment Before Age 62. If the benefit begins before the Participant attains age 62, the maximum annual benefit limitation in Section 5.06(b)(i) shall be equal to the lesser of the Actuarial Equivalent of the maximum annual benefit limitation at age 62 (as determined in accordance with Section 5.06(b)(vi) below) calculated using:

                        (A) The early retirement reduction factors prescribed in the Plan (or in the absence of prescribed factors, the mortality table and interest rate prescribed in the definition of Actuarial Equivalent); or

                        (B) The IRS Mortality Table and an interest rate equal to 5%. Notwithstanding the foregoing, the mortality decrement shall be applied only on a post-retirement basis where the Plan benefits are not subject to forfeiture upon the Participant's death prior to his Annuity Starting Date.

                  (vi) Payment on or After Age 62 And Before Social Security Retirement Age. If the benefit begins before the Participant's Social Security Retirement Age but on or after the date he attains age 62, the maximum annual benefit limitation in Section 5.06(b)(i) shall be reduced by 5/9 of one percent for each of the first 36 months plus 5/12 of one percent for each additional month (up to 24) by which the Participant is younger than his Social Security Retirement Age at the date his benefit begins.

                  (vii) Payment After Social Security Retirement Age. If the
                        benefit begins after the Participant's Social Security Retirement Age, the maximum annual benefit limitation in
                        Section 5.06(b)(i) shall be equal to the lesser of the Actuarial Equivalent of the maximum annual benefit limitation at the Participant's Social Security Retirement Age calculated using:

                        (A) The deferred retirement factors prescribed in the Plan (or in the absence of prescribed factors, the mortality table and interest rate prescribed in the definition of Actuarial Equivalent); or

                        (B) The IRS Mortality Table and an interest rate equal to 5%. Notwithstanding the foregoing, the mortality decrement shall be applied only on a post-retirement basis where the Plan benefits are not subject to forfeiture upon the Participant's death prior to his Annuity Starting Date.

                  (viii) Cost-of-Living Adjustments. As of January 1 of each calendar year, the dollar limitation as determined by the Commissioner of the Internal Revenue Service for that calendar year shall become effective as the maximum annual benefit limitation in Section 5.06(b)(i) during the limitation year ending within that calendar year.

            (c) A Participant's benefit shall be subject to the following adjustments before the application of the maximum annual benefit limitation in Section 5.06(b) and, as so modified, shall be subject to such limitation:

                  (i) If the Participant's benefit is payable as a joint and survivor annuity with the Participant's spouse as the Beneficiary, the modification of the Participant's benefit for that form of payment shall be made before the application of the maximum annual benefit limitation in Section 5.06(b) and, as so modified, shall be subject to such limitation.

                  (ii) If the Participant's benefit is payable in a form that is neither described in Section 5.06(c)(i) nor a straight life annuity, the Participant's benefit shall be converted to a straight life benefit before the application of the maximum annual benefit limitation in
                        Section 5.06(b)(i) and, as so modified, shall be subject to such limitation. For purposes of this Section 5.06(c)(ii), the straight life benefit shall be equal to the greater of the Actuarial Equivalent of the benefit otherwise payable to the Participant calculated using:

                        (A) The optional benefit factors prescribed in the Plan (or in the absence of prescribed factors, the mortality table and interest rate prescribed in the definition of Actuarial Equivalent); or

                        (B) The IRS Mortality Table and an interest rate equal to 5% or, if the form of benefit is subject to Section Code 417(e)(3), an interest rate equal to the IRS Interest Rate.

            (d) The limitations in Section 5.06(b) shall not apply to any Participant who has not at any time participated in any defined contribution plan maintained by the Company or an Affiliated Employer if the Participant's total annual retirement benefit payable under the Plan and all other defined benefit plans maintained by the Company or an Affiliated Employer does not exceed $10,000.

            (e) For limitation years commencing prior to January 1, 2000, if a Participant is a participant in any qualified defined contribution plan required to be taken into account for purposes of applying the combined plan limitations contained in Code Section 415(e), then for any year the sum of the defined benefit plan fraction and the defined contribution plan fraction, as such terms are defined in said Section 415(e), shall not exceed 1.0. If for any year the foregoing combined plan limitation would be exceeded, the benefit provided under this Plan shall be reduced to the extent necessary to meet that limitation.

            The purpose of this Section 5.06 is to comply with the provisions of Code Section 415 and any transitional provisions of statutes establishing or amending such Section 415 to the extent not incorporated or reflected in such Section 415, and all terms and provisions of this Section 5.06 shall be interpreted and construed consistent with Section 415 and such other statutory provisions.

5.07        Suspension of Benefits


            (a) If a Participant in receipt of a Pension is restored to or in service with an Employer as an Eligible Employee on or after January 1, 1992, and he works more than 5 weeks in a calendar quarter, the following shall apply:

                  (i) Subject to administrative procedures, he shall not receive one month's Pension payment which is otherwise due in the immediately following calendar quarter.


                  (ii) Any Years of Vesting Service, Years of Benefit Service, Credited Years of Service and Credited Hours of Service to which he was entitled when he retired or terminated service shall be restored to him, except that benefits for a Participant who does not complete at least 1,000 Hours of Service following his reemployment shall be determined (A) as to his Credited Years of Service, Credited Hours of Service, and Years of Benefit Service accumulated prior to his reemployment date, based on the terms of the Plan and the benefit formulas in effect at his prior termination of employment and (B) as to his Credited Years of Service, Credited Hours of Service and Years of Benefit Service accumulated following his reemployment, based on the terms of the Plan and the benefit formulas in effect at his later termination of employment. Notwithstanding, the preceding provisions of this Section 5.07, the exception of this Section 5.07(a)(ii) shall apply upon reemployment of any Eligible Employee regardless if he is in receipt of a Pension at the time of his reemployment and without regard to the 5 week work criterion.


                  (iii) Subject to the provisions of Section 5.07(a)(ii), upon later retirement or termination of employment, his Pension shall be calculated under the benefit formula in effect upon his latest Retirement Date, based on his Credited Hours of Service, Credited Years of Service and Years of Benefit Service before and after the period when he was not in the service of an Employer, reduced if applicable, in accordance with Section 5.03(b).


                  (iv) The portion of the Participant's Pension upon later retirement payable with respect to Credited Hours of Service, Credited Years of Service and Years of Benefit

                        Service rendered before his previous retirement or termination of service shall never be less than the amount of his previous Pension modified to reflect any option in effect on his later retirement.

                  (v) If a Participant in receipt of a Pension is restored to service with an Employer or an Affiliated Employer, prior to January 1, 1992, his Pension payments will be suspended or any month prior to January 1, 1992 in which he is regularly scheduled to work at least 80 hours per month in any one month period. Upon later retirement or termination prior to January 1, 1992, his Pension shall be calculated in accordance with the preceding provisions of this Section except that if such an Eligible Employee's reemployment occurred on or after his Normal Retirement Date, then his Pension upon later termination or retirement shall be equal to the greater of the benefit calculated as described in
                        Section 5.07(a)(iii)(A) above or the benefit the Participant was receiving as of his rehire date adjusted to be an Actuarial Equivalent for each month subsequent to his rehire date during which he did not receive payment of the benefit and during which he was not regularly scheduled to work at least 80 hours.

                  (vi) The Committee will establish procedures consistent with Department of Labor Regulations Section 2530.203-3 regarding the suspension of benefits under this Section
                        5.07 including but not limited to, procedures for resumption of benefits, offsetting benefit payments and notice regarding suspension of benefits, and such provisions shall control in the event of conflict between them and the proceeding provisions of this Section.

5.08        Special Early Retirement

            (a) In lieu of, and notwithstanding the provisions of, Section 5.03, the provisions of this Section 5.08 shall apply in the case of a Participant who:

                  (i)   has reached an Early Retirement Date,

                  (ii) retires from service on or after September 15, 1986, and prior to March 1, 1994

                  (iii) retires  from service  prior to his Normal  Retirement
                        Date, and

                  (iv) has completed at least 25 Years of Vesting Service, but only considering Vesting Service accumulated while in an employment classification providing eligibility for participation in this Plan or any of the Associated Plans.

            (b) A Participant who retires from service on or after October 1, 1988 and prior to March 1, 1994 but on or after his sixty-second birthday shall commence to receive an early retirement Pension as of the first day of the calendar month coincidental with or immediately following his retirement  from  service.  Subject  to  the  provisions  of
                  Section 6.01, the amount of such Pension shall be equal to the Participant's Accrued Pension.

            (c) A Participant who retires from service on or after October 1, 1988 prior to March 1, 1994 and prior to his sixty-second birthday shall commence to receive an early retirement Pension as of the first day of the calendar month after he submits to the Committee a written application for retirement benefits and after he separates from service. Unless the Participant otherwise elects, the early retirement Pension shall be a deferred Pension beginning on the first day of the month coincidental with or immediately following his sixty-second birthday and, subject to the provisions of Section 6.01, shall be equal to his Accrued Pension. However, the Participant may elect to receive an early retirement Pension beginning on the first day of any calendar month on or after his early Retirement Date but before his sixty-second birthday. In that case, the Participant's Pension shall be equal to the deferred Pension reduced by 5% for each year by which the date the Participant's early retirement Pension begins precedes the first day of the calendar month coincidental with or next following the Participant's sixty-second birthday, with a pro-rata reduction for any portion of year.

            (d) A Participant who retired from service on or after September 15, 1986 but prior to October 1, 1988 under the conditions specified in Section 5.08(a) above shall have his future Pension payments increased effective with the Pension payment payable as of October 1, 1988.

                  Such increase shall be equal to the additional amount of Pension the Participant would have received at his original Pension commencement date had the provisions of Section 5.08(b) or 5.08(c), whichever is applicable, been in effect on such date.

            If a Participant covered by this Section 5.08(d) had not yet commenced to receive Pension payments as of October 1, 1988, then the Pension subsequently payable to him from or after October 1, 1988 shall be determined under the provisions of Section 5.08(c).

                                    ARTICLE 6

                       FORM OF PAYMENT OF PENSION BENEFITS

6.01        Automatic Form of Payment

            (a) If the Participant is not married on the date his Pension begins, his Pension shall be payable in monthly installments ending with the last monthly payment before death, unless the Participant has elected an optional form of benefit as described in Section 6.02.

            (b) If the Participant is married on the date his Pension begins, and if he has not elected an optional form of benefit as described in Section 6.02, the Pension payable shall be a joint and survivor Pension which is the Actuarial Equivalent of the Pension otherwise payable, providing for a reduced Pension payable to the Participant during his life and after his death a Pension at the rate of one-half the Pension paid to the Participant, payable during the life of, and to, the spouse to whom he is married at the date his Pension begins. Once the payment of Participant's Pension has begun, no adjustment shall be made for any subsequent change in marital status or health, or for any other reason.

            (c) In any case, an Actuarial Equivalent lump sum payment shall be made in lieu of all benefits if the present value of any Pension is less than $3,500 (effective January 1, 1998, $5,000) or if the monthly Pension payable over the lifetime of the recipient is less than $50.00. The lump sum payment may be made at any time on or after the date the Participant terminates employment. In addition, if a lump sum payment is greater than $3,500 (effective January 1, 1998, $5,000), or if a lump sum payment is to be made after a Participant's Annuity Starting Date, the Participant must consent in writing to such form of distribution and, if he is married, Spousal Consent must also be obtained.

6.02        Options

            (a) A Participant may, subject to the provisions of Section 6.03, elect to convert the Pension otherwise payable to him into one of the Actuarial Equivalent optional forms of benefit described below. However, if the Contingent Annuitant or Beneficiary selected is not the Participant's spouse, the present value of the Pension payable to the Participant under the option shall always be more than 50 per cent of the present value of the benefits payable under the option to the Participant and his Contingent Annuitant or Beneficiary.

                  Option 1.   A Pension payable  for  the  life  of  the
                              Participant only;

                  Option 2.   A modified Pension payable during the
                              Participant's life, and after his death payable at 50% or 100% of the rate of his modified Pension during the life of, and to, the Contingent
                              Annuitant named by him when he elected the option.

                  Option 3.   A   modified    Pension   payable   during   the
                              Participant's  life,  guaranteed  for a 10  year
                              period  after the date the  Pension  begins.  If
                              the  Participant   dies  during  the  designated
                              period,  the modified  Pension  shall be payable
                              for  the   balance   of  that   period   to  the
                              Beneficiary  named  by him when he  elected  the
                              option;   provided   that,   if   there   is  no
                              designated  Beneficiary or the Beneficiary  then
                              does  not  survive  the  10  year   period,   an
                              Actuarial  Equivalent  lump sum  payment  of the
                              remaining   payments   shall   be  paid  to  the
                              alternate   Beneficiary  or,  if  none,  to  the
                              estate of the Beneficiary.

            (b) The following special options and payment apply with respect to the Actuarial Equivalent lump sum value of a Participant's Accrued Benefit attributable to his Past Service Months under
                  Section 5.02(d) (the "Special Lump Sum Payment").


                  (i) Upon termination of employment, the Participant, with Spousal Consent, may elect to receive the Special Lump Sum Payment. The election must be made within 90 days after employment is terminated for any reason. The election is effective on the date of termination of employment.


                  (ii) If a Participant dies while employed, or after termination of employment but while he is considered an Eligible Disabled Employee pursuant to Section 5.04(a), his spouse, if any, may elect to receive the Special Lump Sum Payment. The election must be made by the spouse within 90 days after the Participant's death. The Special Lump Sum Death Benefit may only be elected by a deceased Participant's spouse, if any, and may not be elected by any other Beneficiary, whether the Participant is or is not married at the date of his death.

6.03        Election of Options

            (a) A married Participant's election of any option which does not provide for monthly payments to his spouse for life after the Participant's death in an equal amount equal to at least 50% but not more than 100% of the monthly amount payable under the option to the Participant shall be effective only if Spousal Consent to the election is received by the Committee.

            (b) The Committee shall furnish to each married Participant not less than 30 days or more than 90 days, before his projected Annuity Starting Date, a written explanation in nontechnical language of the terms and conditions of the joint and survivor Pension provided under Section 6.01(b), the financial effect upon the Participant's Pension of making an election under Section 6.02 in lieu of the joint and survivor Pension, the requirement for Spousal Consent as provided in paragraph (a) above, and the right of the Participant to make and to revoke elections. under Section
                  6.02. An election under Section 6.02 shall be made on a form provided by the Committee, and may be made after that information is furnished to the Participant and during the 90-day election period preceding the Participant's Annuity Starting Date. However, a married Participant may file with the Committee a written request for detailed information as to the amount of his Pension on a joint and survivor basis under Section 6.01(b) and under Option l of
                  Section 6.02. If he makes that request, the period during which an election of Option 1 may be made shall be extended, if necessary, to include the 60 days following receipt by the Participant of that information.

            (c) An election of an option under Section 6.02 may be revoked on a form provided by the Committee, and subsequent elections and revocations may be made at any time and from time to time during the applicable election period. An election of an optional benefit shall be effective on the date the Participant's Pension begins. A revocation of any election shall be effective when the completed form is filed with the Committee. If a Participant who has elected an optional benefit dies before the date the election of the option becomes effective, the election shall be revoked. If the Contingent Annuitant or Beneficiary designated under an option dies before the date the election of the option becomes effective, the election shall be revoked.

            (d) Notwithstanding the provisions set forth above, a Participant may, after having received the notice, affirmatively elect to have his benefit commence sooner than 30 days following his receipt of the notice, provided all of the following requirements are met:


                  (i) the Committee clearly informs the Participant that he has a period of at least 30 days after receiving the notice to decide when to have his benefits begin and, if applicable, to choose a particular optional form of payment;

                  (ii) the Participant affirmatively elects a date for his benefits to begin and, if applicable, an optional form of payment, after receiving the notice;

                  (iii) the Participant is permitted to revoke his election
                        until the later of his Annuity Starting Date or seven days following the day he received the notice;

                  (iv)  payment  does  not  commence   less  than  seven  days
                        following the day after the notice is received by the Participant; and

                  (v) the Participant's Annuity Starting Date is after the date the notice is provided.

6.04        Commencement of Payments

            (a) Except as otherwise provided in this Article 6, payment of a Participant's Pension shall begin as soon as administratively practicable following the latest of:

                  (i)   The Participant's 65th birthday;


                  (ii)  The fifth  anniversary  of the date on which he became a Participant; or

                  (iii) The date he terminates service with an Employer or
                        Affiliated Employer (but not more than 60 days after the close of the Plan Year in which the latest of (i), (ii) or (iii) occurs).

            (b) Notwithstanding the preceding paragraph, the Participant's Pension shall begin not later than April 1 after the applicable of the following dates:

                  (i)   Prior to January 1, 1989:

                        (A) For an Employee who owns a five percent (5%) or more interest in an Employer or an Affiliated Employer (as defined in Section 416(i) of the Code), the last day of the calendar year in which he attains age seventy and one-half (70-1/2); or

                        (B) For any other Employee, the later of:

                              (1) The last day of the calendar year in which he terminates from an Employer or an Affiliated Employer; or


                              (2) The last day of the calendar year in which he attains age seventy and one-half (70-1/2).


                  (ii)  After December 31, 1988:

                        Participants who continue to work past age 70 1/2 shall begin to receive their benefit distributions as of April 1 of the year following the calendar year in which they reach age 70 1/2.


            (c) In addition to the foregoing, to commence benefits under this Plan, the Participant must comply with the administrative procedures established by the Committee.

6.05        Method of Payment for Eligible Rollover Distributions

            (a) Notwithstanding any provision of the Plan to the contrary, if a Distributee is entitled to receive an Eligible Rollover Distribution which exceeds $200, the Distributee may elect, at the time and in the manner prescribed by Committee, and in accordance with this Section 6.05, to have his Eligible Rollover Distribution paid in accordance with one of the following methods:

                  (i) All of the Eligible Rollover Distribution shall be paid directly to the Distributee;

                  (ii) All of the Eligible Rollover Distribution shall be paid as a Direct Rollover to the Eligible Retirement Plan designated by the Distributee; or

                  (iii) The portion of the Eligible Rollover as designated by the Participant, which portion shall be at least $500 or such lesser amount as the Committee shall determine, shall be paid as a Direct Rollover to the Eligible Retirement Plan designated by the Distributee and the balance of the Eligible Rollover Distribution shall be paid directly to the Distributee.

            (b) No less than 30 days and no more than 90 days prior to the Distributee's Annuity Starting Date, the Committee shall provide the Distributee with an election form and a notice that satisfies the requirements of Section 1.411(a)-11(c) of the Income Tax Regulations and Section 402(f) of the Code. In the event the Distributee does not return the signed election form by his Annuity Starting Date, he shall be deemed to have elected the method of payment described in Section 6.05(a)(i).

            (c) Notwithstanding the provisions of Section 6.05(b) above, distributions paid in accordance with Section 6.05(a) may commence less than 30 days after the material described in
                  Section 6.05(b) is given to the Distributee, provided that:

                  (i) If the Distributee is the Participant, the Actuarial Equivalent of the Participant's Accrued Pension does not exceed $3,500 (effective January 1, 1998, $5,000);

                  (ii) If the Distributee is the Participant's Spouse, the Actuarial Equivalent of the Spouse's Pension does not exceed $3,500 (effective January 1, 1998, $5,000);

                  (iii) The Distributee is notified that he has the right to a period of at least 30 days after receipt of the material to consider whether or not to elect a distribution; and

                  (iv) After receipt of such notification, he affirmatively elects to receive a distribution.

            (d)   The  following  definitions  apply to the terms used in this
                        Section 6.05:

                  (i) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

                        (A) Any distribution that is one of a series of a substantially equal periodic payments (not less frequent than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more;

                        (B)   Any    distribution    to   the   extent    such
                              distribution    is   required    under   Section
                              401(a)(9) of the Code;

                        (C) The portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and

                        (D) Any other type of distribution that the Internal Revenue Service announces (pursuant to regulation, notice or otherwise) is not an Eligible Rollover Distribution pursuant to Section 402(c) of the Code.

                  (ii) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                        Section 408(b) of the Code, an annuity plan described in
                        Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (iii) "Distributee" includes an Employee or former Employee.
                        In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

                  (iv) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                    ARTICLE 7

                           DEATH AND WELFARE BENEFITS

7.01        Spouse's Pension

            (a) If a married Participant dies in active service after having met the requirements for any Pension, or after having terminated from an Employer or an Affiliated Employer after having become entitled to a vested Pension, a spouse's Pension shall be payable to his surviving spouse for life. Such spouse may also be eligible to elect the Special Lump Sum Payment of Section 6.02(b) in lieu of a portion of the spouse's Pension payable pursuant to the provisions of this Article 7.

            (b) The spouse's Pension shall commence to be paid, unless the spouse makes written election to defer commencement to no later than the date the Participant would have attained age 65, as of the first day of the calendar month following the later of the Participant's date of death or what would have been the Participant's 55th birthday. It shall be equal to:

                  (i) In the case of a Participant who dies after he has completed the requirements for a normal or early retirement Pension, the Pension that would have been payable to the spouse if the Participant had retired under Section 5.01 or 5.03, whichever is applicable, and his Pension had commenced as of the first day of the month in which his death occurred or such later date as is selected; or

                  (ii) In the case of any other Participant, the Pension that would have been payable to the spouse, based on his Accrued Pension at date of death, if he had elected to have his vested Pension begin upon his attainment of age 55 or such later date as is selected (or his date of death, if later) and then had died immediately thereafter.

7.02        Latest Date of Distribution of Spouse's Pension

            The following rules apply with respect to the latest allowable distribution of death benefits on a Participant's behalf under the Plan in accordance with Section 401(a)(9) of the Code:

            (a) If the Beneficiary is other than the Participant's spouse, distribution to such Beneficiary shall generally be made or commence within one (l) year of the Participant's date of death; or

            (b) If the Beneficiary is the Participant's spouse, distribution to such Beneficiary shall generally be made or commence by the date on which the Participant would have attained age seventy and one-half (70-1/2).

7.03        Other Welfare  Benefits for  Participants  Terminating  Employment

            After December 31, 1993:

            (a)   A Participant who:


                  (i) has an Employment Commencement Date (determined without regard to paragraph (a) of Section 2.24 and subject to the provision described in Appendix C, C.3) prior to January 1, 1994 and, except as provided in Sections 7.03(b) and 7.03(e), has no rehire dates with an Employer or an Affiliated Employer after December 31, 1993;


                  (ii)  has attained age 65;

                  (iii) has at least 30,000 Credited Hours of Service including
                        Credited Hours of Service as defined in Section 5.02(b) plus credited hours under any of the Associated Plans after April 30, 1984;

                  (iv) has at least twenty years of Vesting Service, but only considering Vesting Service accumulated while in an employment classification providing eligibility for participation in this Plan or any of the Associated Plans;

                  (v)   has  separated  from service on account of  Disability
                        as  defined  in  Section  5.04(b),   or  on  or  after
                        attainment of age 55 in any other case; and

                  (vi) has begun receiving retirement benefits under the Plan (or, effective April 2, 2001, is eligible to commence receiving retirement benefits);

                  is entitled to this Section's welfare benefits, provided the Participant is not "in competition" with an Employer, or any Affiliated Employer. For purposes of this Section, no Participant shall be considered "in competition" with an Employer, or any Affiliated Employer, unless the Participant had been a Senior Vice President of an Employer (or any Affiliated Employer) for at least five years during his career with an Employer or any Affiliated Employer, and the Participant either becomes a 5% or greater percentage owner of a competing business or is employed by a competing business in a classification of Vice President or higher. Considering the preceding, the determination of competition with an Employer or with any Affiliated Employer shall be made under Committee rules of uniform application.

            (b) In addition to the provisions of Section 7.03(a) above, a Participant who meets the following requirements shall also be entitled to this Section's welfare benefits:

                  (i)   has attained age 62;

                  (ii) has begun receiving early retirement benefits (or, effective April 2, 2001, is eligible to begin receiving early retirement benefits); and

                  (iii) has either (A) separated from service prior to July 1,
                        1994 and, prior to March 1, 1994, completed at least 30,000 Credited Hours of Service including Credited

                        Hours of Service as defined in Section 5.02(b) plus credited hours under any of the Associated Plans after April 30, 1984, and completed at least twenty years of Vesting Service, but only considering Vesting Service accumulated while in an employment classification providing eligibility for participation in this Plan or any of the Associated Plans or (B) attained age 60 prior to March 1, 1994, and separates from service after completion of at least 30,000 Credited Hours of Service, including Credited Hours of Service as defined in
                        Section 5.02(b) plus credited hours under any of the Associated Plans after April 30, 1984, and completion of at least twenty years of Vesting Service, but only considering Vesting Service accumulated while in an employment classification providing eligibility for participation in this Plan or any of the Associated Plans.

                  If a Participant who meets the requirements of this Section 7.03(b) is rehired by an Employer or an Affiliated Employer subsequent to June 30, 1994 and prior to his attainment of age 55, he will not be entitled to this Section's welfare benefits pursuant to the provisions of this Section 7.03(b). Subsequent eligibility, if any, for this Section's welfare benefits shall be dependent upon fulfillment of the requirements of Section 7.03(a), considering the provisions of Section 7.03(e).

                  If a Participant who meets the requirements of this Section 7.03(b) is rehired by an Employer or an Affiliated Employer on or after his attainment of age 55, he will remain entitled to this Section's welfare benefits pursuant to the provisions of this Section 7.03(b) upon his subsequent retirement.

            (c) Before his death, a Participant described in Section 7.03(a) or 7.03(b) is entitled to health benefits (including dental or vision benefits, if applicable) according to the standards (or insurance contracts) adopted and announced by the Committee from time to time. Any
                  Participant eligible to receive a benefit under the provisions of this Section may be required to contribute to the cost of such benefit in the discretion of the Committee and in an amount as determined in the discretion of the Committee. If a Participant shall fail to make the required contribution, if any, such Participant's coverage for the benefit under this Section will terminate. The benefits in this Section need not be insured.

            (d) The spouse and eligible children of a Participant who is eligible under Section 7.03(a) or 7.03(b) for the welfare benefits described in Section 7.03(c) are also eligible for those benefits until the spouse remarries or dies before remarriage. If a Participant dies as an Employee and satisfies the conditions of Section 7.03(a)(1), (3) and (4) and has satisfied the conditions to receive an early retirement pension under Section 2.18, his spouse and eligible children are entitled to the benefits described in this Section, beginning on the Participant's date of death, or if later the date that would have been the Participant's sixty-fifth birthday (sixty-second birthday if the Participant is eligible under Section 7.03(b) above) and ending at the spouse's remarriage or death before remarriage.

            (e) In general, a Participant who has an Employment Commencement Date or any rehire date with an Employer or an Affiliated Employer that is after December 31, 1993 shall not be entitled to the welfare benefits of this Section or
                  Section 7.04. However, a Participant's rehire date with an Employer or an Affiliated Employer which occurs after December 31, 1993 shall be ignored for purposes of Sections 7.03(a)(1) and 7.04(a) if the Participant satisfies the requirements of subsection (1) and the requirements of either subsection (2) or subsection (3) below:

                  (i)   Prior  to the  rehire  date,  the  Participant  has at
                        least 30,000 Credited Hours of Service including Credited Hours of Service as defined in Section
                        5.02(b) plus credited hours under any of the Associated Plans after April 30, 1984 and has at least twenty years of Vesting Service but only considering Vesting Service accumulated while in an employment classification providing eligibility for participation in this Plan or any of the Associated Plans; and

                  (ii)  The   Participant   attained   age  55   prior  to  or
                        coincidental with his rehire date; or

                  (iii) The   Participant   fulfilled  all  of  the  following
                        conditions:

                        (A) The Participant has only one rehire date which occurs after December 31, 1993 and prior to attainment of age 55;

                        (B) The Participant's period of termination of service immediately prior to the rehire date is less than 366 days; and

                        (C) The Participant's period of reemployment following his rehire date is at least 365 days during which he is credited with at least 1,000 Hours of Service.

                  For purposes of this Section 7.03(e), a Participant shall not be deemed to have a separation from service and shall not be deemed to have a rehire date that occurs subsequent to December 31, 1993 if the Participant's termination of service is on account of Disability as defined in Section 5.04(b) and the Participant returns to service upon recovery from Disability or if the Participant is laid off and recalled within 12 months of the layoff. In such cases and for the purposes of this Section, such Participant shall be treated as if there was no interruption in the continuity of his service. However, a layoff in excess of 12 months is deemed a separation from service as of the first day of layoff.

                  Further, a Participant who has a rehire date due to the acquisition of his employer by an Employer or an Affiliated Employer shall be deemed not to have a rehire date provided his employment terminates within the three-month period commencing on the date of acquisition of his employer.

            (f)   This Section 7.03 and Section 7.04 are intended to comply with
                  Section 401(h) of the Code and must be construed accordingly.

            (g) As to each Employee who is a five-percent owner as defined in Section 416(i)(1)(B) of the Code during any Plan Year for which contributions are made under this Section's or
                  Section 7.04's welfare benefits, the Committee must cause the appropriate Trustees and co-Trustees to establish and maintain a separate subaccount under the separate account of Section 9.04(b). Each such Employee's separate subaccount must hold the assets used to fund this Section's or Section 7.04's benefits for that Employee and his spouse and dependents. Benefits under this Section or Section
                  7.04 for an Employee described in this subsection or for his spouse and dependents may be paid only from the separate subaccount maintained for him.

7.04        Other Welfare  Benefits for  Participants  Terminating  Employment
            Prior to
            January 1, 1994

            (a)   A Participant who:

                  (i)   has attained age sixty-two;

                  (ii) has at least 30,000 Credited Hours of Service for purposes of Section 5.02(b) plus credited hours under any of the Associated Plans after April 30, 1984;

                  (iii) has at least twenty Years of Vesting Service, but only considering Vesting Service accumulated while in an employment classification providing eligibility for participation in this Plan or any of the Associated Plans;

                  (iv) has separated from service prior to January 1, 1994 and has no rehire dates with an Employer or an Affiliated Employer after December 31, 1993 except as provided in
                        Section 7.03(e); and

                  (v)   has begun receiving early retirement benefits

                  is entitled to this Section's welfare benefits.

            (b) Before his death, a Participant described in Section 7.04(a) is entitled to medical benefits (including dental benefits, if applicable) according to the standards (or insurance contracts) adopted and announced by the Committee. Any Participant eligible to receive a benefit under the provisions of this Section may be required to contribute to the cost of such benefit in the discretion of the Committee and in an amount as determined in the discretion of the Committee. If a Participant shall fail to make the required contribution, if any, such Participant's coverage for the benefit under this Section will terminate. The benefits in this Section need not be insured.

            (c) The spouse and eligible children of a Participant who is eligible for the welfare benefits described in Section 7.04(a) are also eligible for those benefits until the spouse remarries or dies before remarriage. If a Participant dies as an Employee prior to January 1, 1994 and satisfies the conditions of Section 7.04(a)(2) and (3) and has satisfied the conditions to receive early retirement Pension under Section 2.18, his spouse and eligible children are entitled to the benefits described in this Section, beginning on the date that would have been the Participant's sixty-second birthday (or his later death) and ending at the spouse's remarriage or death before remarriage.


7.05        Other Welfare Benefits and Transfer of Employment

            Notwithstanding any other provision to the contrary, effective January 1, 2000, Participants in the Plan who cease to be Eligible Employees under the Plan because of a transfer to an employment classification providing eligibility for participation in the ABC, Inc. Retirement Plan or the Disney Associated Companies' Retirement Plan will, subject to the provisions of this Plan, continue to earn service credit toward eligibility for welfare benefits described in
            Section 7.03 while so employed.


                                    ARTICLE 8

                             ADMINISTRATION OF PLAN

8.01        Appointment of Plan Committee

            The general administration of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed with a Committee, consisting of not less than three (3) persons, appointed by the Board of Directors to serve at the pleasure of such Board. Any member of the Committee may resign by delivering his written resignation to the Board of Directors.

8.02        Duties of Committee

            The members of the Committee shall elect a chairman from their number and a secretary who may be but need not be one of the members of the Committee; may appoint from their number such subcommittees with such powers as they shall determine; and may authorize one or more of their number or any agent to execute or deliver any instrument or make any payment on their behalf. In addition, the Committee may retain counsel, employ agents, and provide for such clerical, accounting, actuarial and consulting services as it may require in carrying out the terms of the Plan; and may allocate among its members or delegate all or such portion of the duties under the Plan, other than those granted to the Trustee under the trust agreement adopted for use in implementing the Plan, as it, in its sole discretion, shall decide.

8.03        Meetings

            The Committee shall hold meetings upon such notice, at such place or places, and at such time or times as it may from time to time determine.

8.04        Quorum

            Any act which the Plan authorizes or requires the Committee to do may be done by a majority of a quorum of members. A quorum is 50% of all members of the Committee then in office. The action of that majority expressed from time to time by a vote at a meeting or in writing without a meeting shall constitute the action of the Committee and shall have the same effect for all purposes as if assented to by all members of the Committee at the time in office.

8.05        Compensation and Bonding

            No member of the Committee shall receive any compensation from the Plan for his services as such. Except as may otherwise be required by law, no bond or other security need be required of any member in that capacity in any jurisdiction.

8.06        Establishment of Rules and Interpretation of Plan

            Subject to the limitations of the Plan, the Committee from time to time shall establish rules for the administration of the Plan and the transaction of its business as it deems necessary or appropriate. The Committee shall have the power and full discretion to construe and interpret the Plan, decide all questions of eligibility, and determine the amount, manner and time of payment of any benefits hereunder. The determination of the Committee as to any disputed question shall be conclusive and binding on all persons.

8.07        Prudent Conduct

            The Committee shall use that degree of care, skill, prudence and diligence that a prudent man acting in a like capacity and familiar with such matters would use in his conduct of a similar situation.

8.08        Service in More Than One Fiduciary Capacity

            Any individual, entity, or group of persons may serve in more than one fiduciary capacity with respect to the Plan and/or the funds of the Plan.

8.09        Limitation of Liability

            The Board of Directors, the Committee, the Employees and any officer, employee or agent of an Employer or an Affiliated Employer shall not incur any liability individually or on behalf of any other individuals or on behalf of an Employer or an Affiliated Employer for any act or failure to act, made in good faith in relation to the Plan or the funds of the Plan. However, this limitation shall not act to relieve any such individual, an Employer or an Affiliated Employer from responsibility or liability for any fiduciary responsibility, obligation or duty under Part 4, Title 1 of ERISA.

8. 10       Indemnification


            The Committee, the Board of Directors, and the officers, employees and agents of an Employer or an Affiliated Employer shall be indemnified against any and all liabilities arising by reason of any act, or failure to act, in relation to the Plan or the funds of the Plan, including, without limitation, expenses reasonably incurred in the defense of any claim relating to the Plan or the funds of the Plan, and amounts paid in any compromise or settlement relating to the Plan or the funds of the Plan, except for actions or failures to act made in bad faith. The foregoing indemnification shall be from the funds of the Plan to the extent of those funds and to the extent permitted under applicable law; otherwise from the assets of the Employers.


8.11        Expenses of Administration

            All expenses incurred prior to the termination of the Plan which shall arise in connection with the administration of the Plan, including but not limited to the compensation of the Trustee, administrative expenses and proper charges and disbursements of the Trustee and compensation and other expenses and charges of any Enrolled Actuary, counsel, accountant, specialist, or other person who shall be employed by the Committee in connection with the administration thereof, shall be paid from the Trust Fund to the extent not paid by the Employers.

8.12        Claims Procedures

            The Committee will ordinarily instruct the Trustee to pay benefits when benefits become available without the necessity of a claim by Participants, Contingent Annuitants or Beneficiaries. If any Participant, Contingent Annuitant or Beneficiary makes a written claim for benefits under the Plan and such claim is denied, the Committee, within 90 days of the date the claim is filed (or, if special circumstances require an extension of time for processing the claim and written notice is given to the claimant of such extension, up to 180 days after the original claim is filed), shall give the claimant notice in writing of the denial of claimed benefits, setting forth specific reasons for the denial, references to pertinent Plan provisions, the reason for and description of any additional material or information needed to perfect the claim, and an explanation of the review procedure. If no notice is given within the 90-day (or extended 180-day) period, the claim shall be considered denied. The decision of the Committee shall be final unless the claimant, within 60 days after receipt of notice of the decision of the Committee, makes a written request for review of the decision. The claimant or his authorized representative shall have 30 days after submitting a written request for a review, during which time Plan documents may be reviewed and written issues and comments may be submitted. Within 60 days after receipt of the written request for review, the Committee shall issue a written decision including reasons for the decision and references to controlling Plan provisions, which decision shall be final.

8.13        Records


            The records of the Employers with respect to length of employment, employment history, base pay, absences, and all other relevant matters may be conclusively relied on by the Plan Administrator.


                                    ARTICLE 9

                               MANAGEMENT OF FUNDS

9.01        Trust Agreement

            All the funds of the Plan shall be held by a Trustee appointed from time to time by the Board of Directors under a Trust Agreement adopted, or as amended, by the Board of Directors for use in providing the benefits of the Plan and paying its expenses not paid directly by the Employers. The Employers shall have no liability for the payment of benefits under the Plan or for the administration of the funds paid over to the Trustee.

9.02        Exclusive Benefit Rule

            Except as otherwise provided in the Plan, no part of the corpus or income of the funds of the Plan shall be used for, or diverted to, purposes other than the exclusive benefit of Participants and other persons entitled to benefits under the Plan before satisfaction of all liabilities with respect to them. No person shall have any interest in or right to any part of the earnings of the funds of the Plan, or any right in, or to, any part of the assets held under the Plan, except as to and to the extent expressly provided in the Plan.

9.03        Committee Power and Duties

            (a) The Committee may, in its discretion, appoint one or more investment managers (within the meaning of Section 3(38) of ERISA) to manage (including the power to acquire and dispose
                  of) all or part of the assets of the Plan. In that event, authority over and responsibility for the management of the assets so designated shall be the sole responsibility of that investment manager.

            (b) The Committee shall have the duty to advise any investment adviser or person (including any investment manager) having discretionary investment authority over all or a portion of the Plan's Trust Fund of the investment objectives which such person should observe. Such advice should, looking at the assets of the Plan as a whole, take into account the short-term cash needs for benefit payment as well as the long-term growth needed to discharge the Plan's liabilities. The Committee shall review and report to the Board of Directors concerning the performance of all investment advisers and persons with discretionary investment authority and make such changes in the appointment of such persons as it deems advisable, except that any replacement of the Trustee may be made only by the Board of Directors upon the recommendation of the Committee. The Committee shall also have the power and authority specified in any agreements with the Trustee or any investment adviser or investment manager.

            (c) At the option of the Committee, any or all of the retirement income benefits payable under the Plan may be provided through the purchase of insured guaranteed annuities.

            (d) At the option of the Committee, any or all of the health and welfare benefits payable under the Plan may be provided through either the Plan's Trust Fund or the purchase of insurance policies.

            (e) With the approval of the Committee, a portion of the Plan's Trust Fund may be invested in the Trustee's certificates of deposit, or in the Trustee's pooled or commingled qualified trust funds.

            (f) The Committee shall prepare not less than once per year a report of its actions, recommendations and investments and shall deliver a copy of such report to the Board of Directors.

9.04        Separate Accounts

            Within the Plan's Trust Fund separate accounts shall be maintained for:

            (a) That portion of the Plan's Trust Fund arising out of contributions made by the Employers and Employees for the purposes of funding the retirement income benefits described in Articles 5 and 6 and Section 7.01 hereof; and

            (b) That portion of the Plan's Trust Fund arising out of contributions made by the Employers alone for the purposes of funding and health and welfare benefits provided in Sections
                  7.03 and 7.04 hereof.

            The portion of the contributions, excluding contributions made to fund past service credits, which is allocable to providing health and welfare benefits available under Sections 7.03 and 7.04, including life insurance benefits, if any, shall not exceed 25% of the aggregate contributions to the Plan excluding contributions made to fund past service credits.

            Each Employer shall designate the portion of its contributions, at the time of such contribution, which is allocable to the funding of health and welfare benefits provided under the Plan.

                                   ARTICLE 10

                               GENERAL PROVISIONS

10.01       Nonalienation

            Except as required by any applicable law, no benefit under the Plan shall in any manner be anticipated, assigned or alienated, and any attempt to do so shall be void. However, payment shall be made in accordance with the provisions of any judgment, decree, or order which:

            (a) Creates for, or assigns to, a spouse, former spouse, child or other dependent of a Participant the right to receive all or a portion of the Participant's benefits under the Plan for the purpose of providing child support, alimony payments or marital property rights to that spouse, child or dependent;

            (b)   Is made pursuant to a state domestic relations law;

            (c) Does not require the Plan to provide any type of benefit, or any option, not otherwise provided under the Plan; and

            (d) Otherwise meets the requirements of Section 206(d) of ERISA, as amended, as a "Qualified Domestic Relations Order," as determined by the Committee.

10.02       No Contract of Employment

            The Plan shall not be deemed to constitute a contract between any Employer and any person or to be considered an inducement for the employment of any person by any Employer. Nothing contained in the Plan shall be deemed:

            (a) To give any person the right to be retained in the service of an Employer; or

            (b) To interfere with the right of any Employer to discharge any person at any time without regard to the effect which such discharge shall have upon his rights or potential rights, if any, under the Plan.

10.03       Facility of Payment

            If the Committee shall find that a Participant or other person entitled to a benefit is unable to care for his affairs because of illness or accident or is a minor, the Committee may direct that any benefit due him, unless claim shall have been made for the benefit by a duly appointed legal representative, be paid to his spouse, a child, a parent or other blood relative, or to a person with whom he resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit.

10.04       Information

            Each Participant, Contingent Annuitant, Beneficiary or other person entitled to a benefit, before any benefit shall be payable to him or on his account under the Plan, shall file with the Committee the information that it shall require to establish his rights and benefits under the Plan.

10.05       Construction

            (a) Governing Laws. Except as otherwise provided by ERISA, this Plan and all provisions thereof shall be construed and administered according to the laws of the State of California.

            (b) Title and Headings Not to Control. The titles to the Articles and the headings of Sections in the Plan are placed herein for convenience of reference only and, in the case of any conflict, the text of this instrument rather than such titles or headings shall control.

            (c) Gender and Person. The masculine pronoun shall include the feminine, the feminine pronoun shall include the masculine and the singular shall include the plural wherever the context so requires.

10.06       Non-Duplication of Benefits

            Any Pension payable under the Plan shall be reduced by any pension paid to a Participant under the terms of any defined benefit pension plan to which an Employer or an Affiliated Employer contributes, directly or indirectly, other than by payment of taxes, to the extent that such pension is based on a period of employment with an Employer or an Affiliated Employer for which a Participant receives credit for Pension benefits under this Plan.

10.07       Proof of Death and Right of Beneficiary or Other Person

            The Committee may require and rely upon such proof of death and such evidence of the right of any Contingent Annuitant or Beneficiary or other person to receive the value of the Plan benefits of a deceased Participant as the Committee may deem proper, and its determination of death and of the right of that Contingent Annuitant or Beneficiary or other person to receive payment shall be conclusive.

10.08       Failure to Locate Recipient

            In the event that the Committee is unable to locate a Participant, Contingent Annuitant, or Beneficiary who is entitled to payment under the Plan within 5 years from the date such payment was to have been made, the amount to which such Participant, Contingent Annuitant or Beneficiary was entitled shall be declared a forfeiture and shall be used to reduce future Employer contributions to the Plan. If the Participant, Contingent Annuitant or Beneficiary is later located, the benefit which was previously forfeited hereunder shall be restored by means of additional Employer contributions to the Plan.

                                   ARTICLE 11

                        AMENDMENT, MERGER AND TERMINATION

11.01       Amendment of Plan

            The Company, acting through the Board of Directors reserves the right at any time, and from time to time, and retroactively if deemed necessary or appropriate, to amend in whole or in part any or all of the provisions of the Plan.


            Effective as of November 21, 1994 through January 25, 1998, the Committee or its delegate may also amend the Plan provided that any amendment adopted by the Committee may not have an impact on the Company's annual expense of more than five million dollars, except that such five million dollar limit shall not apply to amendments necessary to comply with laws or regulations.

            Effective January 26, 1998, the Committee, or its delegate, shall have the power to amend the Plan to:

            (i) comply with laws and regulations, or as otherwise may be desirable when prompted by a change in law or regulation; and

            (ii) make any other change that may be necessary or desirable provided any amendment adopted pursuant to this Section 11.01 shall not increase the Company's annual expense by more than five (5) million dollars.

            However, no amendment shall make it possible for any part of the funds of the Plan to be used for, or diverted to, purposes other than the exclusive benefit of persons entitled to benefits under the Plan before the satisfaction of all liabilities with respect to them. No amendment shall be made which has the effect of decreasing the Accrued Pension of any Participant or of reducing the nonforfeitable percentage of the Accrued Pension of a Participant below the nonforfeitable percentage computed under the Plan as in effect on the date on which the amendment is adopted or, if later, the date on which the amendment becomes effective. In addition, if the Plan is amended to change the vesting requirements of Section 5.05, any Participant with at least three Years of Vesting Service may elect to have his vested percentage computed under the Plan without regard to the amendment. Any action required or permitted to be taken by the Board of Directors or the Committee under the Plan shall be by resolution adopted by the Board of Directors or the Committee at a meeting held either in person or by telephone or other electronic means, or by unanimous written consent in lieu of a meeting.


11.02       Merger or Consolidation

            The Plan may not be merged or consolidated with, and its assets or liabilities may not be transferred to, any other plan unless each person entitled to benefits under the Plan would, if the resulting plan were then terminated, receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer if the Plan had then terminated.

11.03       Additional Participating Employers


            (a) With the consent of the Company, any Affiliated Employer may adopt the Plan for its Eligible Employees. An Employer adopting the Plan shall compile and submit all information required by the Committee with reference to its Eligible Employees. An entity will be considered to have adopted the Plan with the consent of the Company if it takes significant action that is consistent with the adoption of the Plan, the Board of Directors or Committee is aware of the action, and neither objects to the action.


            (b) If an entity adopts the Plan in accordance with Section 11.03(a), or if any persons become Employees of an Employer as the result of merger or consolidation or as the result of acquisition of all or part of the assets or business of another company, the Company shall determine to what extent, if any, previous service with the Affiliated Employer shall be recognized under the Plan, but subject to the continued qualification of the trust for the Plan as tax-exempt under the Code.


            (c) Any Employer may withdraw its participation in the Plan on appropriate action by it. In that event the assets of the Plan held on account of Participants in the employ of that Employer, and any unpaid Accrued Pensions of all Participants who have separated from the employ of that Employer shall be determined by the Committee. Those assets shall be distributed as provided in Section 11.05 if the Plan is terminated or partially terminated as a result of the withdrawal of such Employer. Otherwise, Pensions payable to Employees employed by the withdrawing Employer shall be payable to such Employees when due under the Plan, but such Employees shall not be considered Eligible
                  Employees from and after the date of withdrawal by their Employer.


11.04       Termination of Plan

            The Company may terminate the Plan for any reason at any time.

11.05 Distribution of Assets Attributable to Retirement Income Benefits on Plan Termination


            In case of termination of the Plan, the rights of Participants to the benefits accrued under Articles 5 and 6 and Section 7.01 to the date of termination, to the extent then funded or guaranteed by the Pension Benefit Guaranty Corporation, if greater, shall be nonforfeitable. The portion of the funds of the Plan described in
            Section 9.04(a) shall be used for the exclusive benefit of persons entitled to benefits under the Plan as of the date of termination, except as provided in Section 4.03. However, any funds not required to satisfy all liabilities of the Plan for benefits shall be returned to the Employers. The Committee shall determine on the basis of actuarial valuation the share of the funds of the Plan allocable to each person entitled to benefits under the Plan in accordance with Section 4044 of ERISA, or corresponding provision of any applicable law in effect at the time. In the event of a partial termination of the Plan, the provisions of this Section shall be applicable to the Participants affected by the partial termination.


11.06       Distribution   of  Assets   Attributable  to  Health  and  Welfare
            Benefits on Plan Termination

            In the event of termination of the Plan or of the provisions of Sections 7.03 and 7.04, that portion of the assets of the Plan allocable to the separate account referred to in Section 9.04(b) and attributable to contributions of Employer as to which the Plan (or
            Section 7.03 or 7.04) is terminating, after provision for such expenses as may be incurred, shall be applied toward making provision for the payment of health and welfare benefits in accordance with the benefit schedule in effect as of the date of termination, under the terms and conditions of Sections 7.03 and 7.04.

            Upon the satisfaction of all liabilities under the Plan to provide such health and welfare benefits, any amount remaining in such separate account shall be returned to the appropriate Employers.

11.07       Notification of Termination

            Upon a termination of the Plan in accordance with this Article, the Committee shall notify the Employers, the Trustee, the Participants and all other necessary parties. The Committee shall thereafter continue the administration of the Plan for the purpose of winding up its affairs and may take all action reasonably required to accomplish such purpose.

11.08 Limitations Concerning Highly Compensated Employees or Former Highly Compensated Employees

            (a) Beginning January 1, 1994, the provisions of Section 11.09 shall apply (i) in the event the Plan is terminated, to any Participant who is a Highly Compensated Employee or former Highly Compensated Employee of the Employers or an Affiliated Company, and (ii) in any other event, to any Participant who is one of the 25 highest compensated employees or former highest compensated employees of the Employers or an Affiliated Company with the greatest compensation in any Plan Year.

            (b)   For the period prior to January 1, 1994,  the  provisions of
                  Section 11.10 shall apply to any Participant who is one of the 25 highest paid Employees of the Employers or an Affiliated Company on any "Commencement Date" and whose anticipated annual Pension provided under the Plan at Normal Retirement Date exceeds $1,500. "Commencement Date," for purposes of this Section, means the Effective Date of the Plan or the effective date of any amendment to the Plan that increases benefits.

11.09       Limitations Effective January 1, 1994

            (a)   Beginning  January 1, 1994,  the  provisions of this Section
                  11.09 shall apply (a) in the event the Plan is terminated, to any Participant who is a Highly Compensated Employee or former Highly Compensated Employee of the Employers or an Affiliated Company, and (b) in any other event, to any

                  Participant who is one of the 25 highest compensated employees of the Employer or an Affiliated Company with the greatest compensation in any Plan Year.

            (b) The amount of the annual payments to any one of the Participants to whom this Section applies shall not be greater than the sum of:

                  (i) An amount equal to the payments that would be made on behalf of the Participant under a single life annuity that is the Actuarial Equivalent of the sum of the Participant's Accrued Pension and other benefits under the Plan (other than a social security supplement); and

                  (ii) The amount of the payments the Participant is entitled to receive, if any, under a social security supplement.

            (c) If, after payment of benefits to any one of the Participants to whom this Section applies, the value of Plan assets equals or exceeds 110% of the value of current liabilities (as that term is defined in Section 412(1)(7) of the Code) of the Plan, the provisions of this Section shall not be applicable to the payment of benefits to such Participant.

            (d) If the value of the Accrued Pension and other benefits of any one of the Participants to whom this Section applies is less than 1% of the value of current liabilities (as that term is defined in Section 412(1)(7) of the Code) of the Plan, the provisions of this Section shall not be applicable to the payment of benefits to such Participant.

            (e) If the Actuarial Equivalent of the Accrued Pension and other benefits of any one of the Participants to whom this Section applies does not exceed $3,500 (effective January 1, 1998, $5,000), the provisions of this Section shall not be applicable to the payment of benefits to such Participant.

            (f) To the extent permitted by law and the Plan, if any Participant to whom this Section applies elects to receive a lump sum payment in lieu of his benefit and the provisions of this Section are not met with respect to such Participant, the Participant shall be entitled to receive his benefit in full provided he (i) agrees to repay to the Plan any portion of the lump sum payment which would be restricted by operation of the provisions of this Section and (ii) provides adequate security to guarantee that repayment in accordance with rules established by the Internal Revenue Service.

            (g) In the event the Plan is terminated, the restrictions of this Section shall not be applicable if the benefits payable to any highly compensated employee and any former highly compensated employee are limited to an amount that is nondiscriminatory under Section 401(a)(4) of the Code.

            (h) If it is subsequently determined by statute, court decision acquiesced in by the Commissioner of Internal Revenue Service, or ruling by the Commissioner of Internal Revenue that the provisions of this Section are no longer necessary to qualify the Plan under the Code, this Section shall be ineffective without the necessity of further amendment to the Plan.

11.10       Limitations Prior to January 1, 1994

            (a) For the period prior to January 1, 1994, the provisions of this Section 11.10 shall apply to any Participant who is one of the 25 highest paid Employees of the Employers or any Affiliated Company on any Commencement Date and whose anticipated annual Pension provided under the Plan at Normal Retirement Date exceeds $1,500. "Commencement Date" means the Effective Date of the Plan or the effective date of any amendment to the Plan that increases the benefits.

            (b) If the Plan is terminated during the first 10 years after a Commencement Date, the amount of the Pension provided under the Plan for any one of the Participants to whom this Section applies shall not be greater than the amount of Pension that can be provided by the largest of the following amounts:

                  (i) The Employer's contributions (or funds attributable to those contributions) which would have been applied to provide the Pension if the Plan as in effect on the date before that Commencement Date had been continued without change;

                  (ii)  $20,000;

                  (iii) The sum of (a) the Employer's contributions (or funds attributable to those contributions) which would have been applied to provide benefits for the Employee if the Plan had been terminated on the day before that Commencement Date, plus (b) an amount computed by multiplying the smaller of $10,000 or 20 percent of the average annual remuneration of that Employee during the last five years of service by the number of years since that Commencement Date; or

                  (iv) The present value of the maximum benefit guaranteed by the Pension Benefit Guaranty Corporation (PBGC), as described in Section 4022(b)(3)(B) of ERISA, determined on the basis of the actuarial assumptions promulgated by the PBGC applicable as of the date of termination of the Plan or the date Pension payments commence, whichever is earlier.

            (c) Any excess reserves arising by application of the provisions of paragraph (b) above shall be used and applied as provided in the Plan for the benefit of the other persons entitled to benefits under the Plan. However, if sufficient funds are available to provide in full for the Pensions accrued for all other persons entitled to benefits under the Plan to the date of termination of the Plan, those excess reserves shall first be used and applied to provide the accrued Pensions of the Participants whose Pensions have been restricted by operation of the provisions of this Section 11.10.

                                   ARTICLE 12

                              TOP-HEAVY PROVISIONS

12.01       Top-Heavy Determination

            For purposes of this Section, the Plan shall be "top-heavy" with respect to any Plan Year if, as of the applicable determination date, the top-heavy ratio exceeds 60 per cent. The top-heavy ratio shall be determined as of the applicable valuation date in accordance with Section 416(g)(3) and (4) of the Code utilizing the Plan actuarial assumptions (other than those used to calculate a lump sum) contained in the definition of "Actuarial Equivalent". For purposes of determining whether the Plan is top-heavy, the present value of Accrued Pensions under the Plan will be combined with the present value of accrued benefits or account balances under each other plan in the required aggregation group, and, in the Company's discretion, may be combined with the present value of accrued benefits or account balances under any other qualified plan in the permissive aggregation group.

            For purposes of determining the top-heavy ratio the present of Accrued Pensions under the Plan shall be combined with the present value of accrued pensions or account balances under each other qualified plan in the required aggregation group and, in the discretion of the Committee, may be combined with the present value of accrued pensions or account balances under any other qualified plan in the permissive aggregation group. Further, the present value of accrued pensions or account balances of all non-key employees who were key employees during any prior Plan Year shall not be taken into account and any distributions made during the five-year period ending on the Applicable Determination Date shall be taken into account. Also, the present value of accrued pension or account balances of Participants who have not performed services for an Employer or an Affiliated Employer during the five-year period ending on the applicable determination date shall not be taken into account.

12.02       Top-Heavy Minimum Benefits and Vesting

            The following provisions shall be applicable to Participants for any Plan Year with respect to which the Plan is top-heavy:

            (a)   The  Accrued  Pension  of a  Participant  who  is a  non-key
                  employee shall not be less than 2% of his average Remuneration multiplied by the number of his Years of Vesting Service, not in excess of 10, during the Plan Years for which the Plan is top-heavy. That minimum benefit shall be payable at a Participant's Normal Retirement
                  Date. If payments commence at a time other than the Participant's Normal Retirement Date, the minimum Accrued Pension shall be of Actuarial Equivalent value to that minimum benefit. No minimum Accrued Pension shall be forfeitable because of the withdrawal of employee contributions under the Associated Plans or the Predecessor Plans.

            (b) A Participant shall vest in his Accrued Pension in accordance with the following schedule in lieu of the provisions of
                  Section 5.05(a):

                  Years of Vesting Service
                  Less than 2                0%
                  2 but less than 3         20%
                  3 but less than 4         40%
                  4 but less than 5         60%
                  5 or more                100%

            (c) The 1.25 multiplier in the definitions of "Defined Benefit Plan Fraction" and "Defined Contribution Plan Fraction" in
                  Section 5.06 shall be reduced to 1.0, and the $51,875 dollar amount in the definition of "Defined Contribution Plan Fraction" in Section 5.06 shall be reduced to $41,500.

12.03       Top-Heavy Definitions

            The following definitions apply to the terms used in this Section:

            (a) "applicable determination date" means the last day of the preceding Plan Year;

            (b)   "top-heavy ratio" means the ratio of:

                  (i) The present value of the Accrued Pension under the Plan for key employees to

                  (ii) The present value of the Accrued Pension under the Plan for all key employees and non-key employees.

            (c) "key employee" means an Employee who is in a category of employees determined in accordance with the provisions of
                  Section 416(i)(l) and (5) of the Code and any regulations thereunder and, where applicable, on the basis of the Employee's Remuneration from an Employer or an Affiliated Employer as defined in Section 5.06 except that Remuneration for purposes of this Article shall not exceed the Maximum Compensation Limitation for any Plan Year;

            (d) "non-key employee" means any Employee who is not a key employee;

            (e) "applicable valuation date" means the valuation date coincident with or immediately preceding the last day of the first Plan Year or the preceding Plan Year, whichever is applicable;

            (f) "average remuneration" means the average annual Remuneration of a Participant for the five consecutive Years of Vesting Service after December 31, 1983 during which he received the greatest aggregate Remuneration from an Employer or an Affiliated Employer, excluding any Remuneration for service after the last Plan Year with respect to which the Plan is top-heavy;

            (g) "required aggregation group" means any other qualified plan(s) of an Employer or an Affiliated Employer in which there are participants who are key employees or which enable(s) the Plan to meet the requirements of Section 401(a)(4) or 410 of the Code; and

            (h) "permissive aggregation group" means each plan in the required aggregation group and any other qualified plan(s) of an Employer or an Affiliated Employer in which all participants are non-key employees, if the resulting aggregation group continues to meet the requirements of Section 401(a)(4) and 410 of the Code.

12.04       Non-Top-Heavy Years

            If the Plan is top-heavy with respect to a Plan Year and ceases to be top-heavy for a subsequent Plan Year, the following provisions shall be applicable:

            (a) The Accrued Pension in any such subsequent Plan Year shall not be less than the minimum Accrued Pension provided in
                     Section 12.02(a) computed as of the end of the most recent Plan Year for which the Plan was top-heavy.

            (b) If a Participant has completed three Years of Vesting Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting schedule set forth in Section 12.02(b) shall continue to be applicable.

            (c) If a Participant has completed at least two, but less than three, Years of Vesting Service on or before the last day of the most recent Plan Year for which the Plan was top-heavy, the vesting provisions of Section 5.05 shall again be applicable; provided however, that in no event shall the vested percentage of a Participant's Accrued pension be less than the percentage determined under Section 12.02(b) as of the last day of the most recent Plan Year for which the Plan was top-heavy.


                                   APPENDIX A

      Recognition of Service with Acquisitions or Predecessor Employers


                               Employment          *Years of          Years of
Participating Employer or Commencement Date   Vesting Service   Benefit Service
 Predecessor Employer      Effective Date      Effective Date    Effective Date


KHJ-TV, Inc. (prior to   Later of date of    Date of hire with  Later of date of
acquisition by K-CAL-TV, hire or January 1,  KHJ-TV, Inc.       hire or January
Inc.)                    1989                                   1, 1989

Vista Federal Credit     Later of date of    Date of hire with  Later of date of
Union (with respect to   hire or January 1,  Vista Federal      hire or January
Vista Federal Credit     1990                Credit Union       1, 1990
Union employees hired by
The Walt Disney Company
on January 1, 1990)

Associates and Ferren    Date of hire with   Date of hire with  Later of date of
(prior to acquisition by  Associates and      Associates and     hire or
Walt Disney Imagineering) Ferren              Ferren             March 19,1993

Marriott, Inc. (with     Date of hire with   Date of hire with  Later of date of
respect to cafeteria      Marriott, Inc.      Marriott, Inc.     hire with
employees working for                                           Marriott, Inc.or
Marriott, Inc. prior to                                          June 1, 1992
their hire by by Walt
Disney Imagineering on
June 1, 1992)

Anaheim Property,         Later of date       Later of date      Later of date
Inc. (d.b.a. Pan          of hire with        of hire with       of hire with
Pacific Hotel,            Anaheim             Anaheim            Anaheim

Anaheim (prior to         Property, Inc.      Property,          Property,
acquisition on            or  December        Inc. or            Inc. or
December 11, 1995)        11, 1994            December 11,       December 11,
                                              1994               1995

Dream Quest Images        Date of hire        Date of hire       Later of
prior to acquisition      by Dream Quest      by Dream           date of hire
on April 18, 1996         Images              Quest Images       by Dream Quest
                                                             Images or April
                                                                        18, 1996



Jumbo Pictures, Inc.      Date of hire        Date of hire       Later of date
(prior to                 by Jumbo            by Jumbo           of hire by
acquisition on            Pictures, Inc.      Pictures,          Jumbo
February 29, 1996)                            Inc.               Pictures, Inc.
                                                                    or September
                                                                        23, 1996

Golden West Baseball      Date of hire        Date of hire       Later of date
Company                   by Golden West      by Golden          of hire by
                          Baseball            West Baseball      Disney
                          Company and         Company and        Baseball
                          Anaheim             Anaheim            Enterprises,
                          Angels, LP,         Angels, LP,        Inc. or May
                          and                 and                16, 1996
                          recognition of      recognition
                          all Baseball        of all
                          Service             Baseball
                          (Baseball           Service
                          Service is as       (Baseball
                          defined in the      Service is as
                          Major League        defined in
                          Baseball            the Major
                          California          League
                          Angels'             Baseball
                          Pension Plan        California
                          For                 Angels'
                          Non-Uniformed       Pension Plan
                          Personnel)          For Non-Uniformed
                                              Personnel)


City of Anaheim           Date of hire        Date of hire       Later of date
(with respect to          by City of          by City of         of hire or
City of Anaheim           Anaheim             Anaheim            October 1,
employees hired on                                               1996
October 1, 1996 by
Disney Baseball
Enterprises, Inc.
for stadium
operations

Carlson Travel (with      Later of date       Date of hire       Later of date
respect to Carlson        of hire by          by Carlson         of hire by
Travel employees          Carlson Travel      Travel             Carlson
hired on July 24,         or July 24,                            Travel or
1995 by The Walt          1994                                   July 24, 1994
Disney Company)


                               Employment          *Years of          Years of
Participating Employer or Commencement Date   Vesting Service    Benefit Service
   Predecessor Employer    Effective Date      Effective Date     Effective Date
ABC, Inc. and its          Date of hire        From date of       As provided
subsidiaries               with ABC, Inc.      hire with          in Appendix C
                           and                 ABC, Inc. and
                           subsidiaries        subsidiaries




* Vesting Service recognized while an Employee of a Predecessor Employer (prior to employment with an Employer or an Affiliated Employer) or while an Employee of an Employer prior to the Employer's adoption of this Plan is recognized solely for the purposes of Section 5.05.

                                   APPENDIX B

                Year of Benefit Service for 2001 Plan Year

Any Participant in the Plan who also participated in and terminated his employment in 2001 under:


(i) The Walt Disney Company 2001 Voluntary Separation Plan - Directors and Above; or

(ii)  The Walt Disney Company 2001 Voluntary Separation Plan - Managers; or

(iii) The Walt Disney Company 2001 Voluntary Separation Plan - Salaried and Hourly Employees (collectively "Separation Plans")

is deemed to have one "Year of Benefit Service" under the Plan for the 2001 Plan Year if such Participant had not already earned one Year of Benefit Service for the 2001 Plan Year.

                                   APPENDIX C

                        Transfer of Participants from the
                      ABC, Inc. Retirement Plan to the Plan


This Appendix C provides special provisions for Eligible Employees who transfer to an employment classification on or after February 9, 1996, providing eligibility in this Plan from an employment classification providing eligibility for participation in the ABC, Inc. Retirement Plan ("Transferred ABC Participants").

C.1 Eligibility and Vesting Service Credit. Each Transferred ABC Participant who becomes a Participant in the Plan shall, for eligibility to participate and Years of Vesting Service purposes under the Plan, be credited with all service credited to such Transferred ABC Participants for eligibility and vesting purposes under the ABC, Inc. Retirement Plan immediately prior to transfer to this Plan.

C.2   Benefit  Calculation.  The  Accrued  Pension  of  each  Transferred  ABC
      --------------------
      Participant shall be the greater of:
                               -------

      (1) The Accrued Pension under the Plan using all years of accrual service under the ABC, Inc. Retirement Plan prior to transfer to this Plan as Years of Benefit Service under this Plan, but offset by the Transferred ABC Participant's accrued benefit under the ABC, Inc. Retirement Plan; or
      (2) The Accrued Pension calculated under the Plan using only Years of Benefit Service while an Eligible Employee under the Plan.

C.3 Other Welfare Benefits. For purposes of Section 7.03, a Transferred ABC Participant's service for vesting purposes and employment commencement date under the ABC, Inc. Retirement Plan shall be considered in determining eligibility for the other welfare benefits under such Section 7.03.



                                   APPENDIX D

          Sale of Vista United Telecommunications and K-CAL-TV, Inc.
          ----------------------------------------------------------

(a)   Vista United Telecommunications

      Certain Employees employed by Vista United Telecommunications terminated employment under the Plan as a consequence of the sale of Vista United Telecommunications on February 28, 2001. Any such Employee entitled to benefits under the terms of the Plan as of the date of such termination of employment remains entitled to receive such benefits under the terms of the Plan.

(b)   K-CAL-TV, Inc.
      -------------
      All Employees employed by K-CAL-TV, Inc. terminated employment under the Plan as a consequence of the sale of K-CAL-TV, Inc. on November 23, 1996. Any such Employee entitled to benefits under the terms of the Plan as of the date of such termination of employment remains entitled to receive such benefits under the terms of the Plan.